UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02145

LORD ABBETT BOND-DEBENTURE FUND, INC.
(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, New Jersey 07302-3973
(Address of principal executive offices) (Zip code)

Lawrence B. Stoller, Esq.
Vice President, Secretary, and Chief Legal Officer
90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2022

Item 1: Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Bond Debenture Fund

For the fiscal year ended December 31, 2022

Table of Contents

1	A Letter to Shareholders

6	Investment Comparison

7	Information About Your Fund’s Expenses and Holdings Presented by Sector

10	Schedule of Investments

47	Statement of Assets and Liabilities

49	Statement of Operations

50	Statements of Changes in Net Assets

52	Financial Highlights

56	Notes to Financial Statements

76	Report of Independent Registered Public Accounting Firm

77	Supplemental Information to Shareholders

Lord Abbett Bond Debenture Fund
Annual Report

For the fiscal year ended December 31, 2022

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Bond Debenture Fund for the fiscal year ended December 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2022, the Fund returned -12.68%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index,1 which returned -13.01% over the same period.

The twelve-month period ending December 31, 2022 introduced meaningful headwinds for U.S. markets that led to selloffs in virtually all asset classes. The major risks over the period were inflationary pressures, which reached multi-decade highs, and the most rapid pace of interest rate hikes implemented in history by the U.S. Federal Reserve (Fed). Rates spiked across the U.S. yield curve as a result, with U.S. Treasury yields at almost all maturities reaching their highest levels in years. Other notable challenges for markets included supply chain dislocations and labor shortages influenced in part by the Omicron variant of COVID-19, as well as escalating geopolitical tensions headlined by Russia’s invasion of Ukraine.

The surge in interest rates over the year caused softness in both major fixed income and equity indices. Equities fared the worst amid the sell-off, with the S&P 5002 returning -18.11% over the period and experiencing its worst year since the Global Financial Crisis (GFC) of 2008. The tech-heavy NASDAQ3 also logged its worst year since 2008, declining -32.54% over the period as growth-related stocks in semiconductor and software sectors suffered in the face of inflationary pressures. Within fixed income, higher rates caused underperformance in longer duration bonds. These included U.S. Treasuries4 and investment grade bonds5 which returned -12.46% and -15.76% over the period, respectively. However, high yield bond6 and leveraged loan7 indexes outperformed the investment grade index for the period because of their lower duration profiles. Notably, high yield bonds and leveraged loans returned -11.21% and -1.06%, respectively, outperforming higher quality bonds despite recessionary fears in the U.S. economy contributing to wider spreads. Leveraged loans in particular were able to significantly outperform relative to other assets given their insulation from interest rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant storyline in 2022. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate intensified in the beginning of the year as inflation readings continued as climb throughout the first half of 2022, with CPI peaking at 9.1% year-over-year in June. The surge in prices was due primarily to an imbalance between supply and demand dynamics across multiple industries, including energy, food, and used cars.

Inflationary pressures throughout the period were most evident in energy costs, which rose more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine as Russia had been a large exporter of oil and certain minerals. Various sanctions were instilled on Russia from Western nations in response to their aggression towards Ukraine, which contributed to surging prices. Crude oil specifically reached over $100 per barrel, the highest value since 2014.

The Fed pivoted towards a much more hawkish stance on monetary policy during the period given the surge in inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee (FOMC) meeting, the first hike in more than three years. Six additional rate hikes followed in the succeeding months, one of 50 bps, and four consecutive hikes of 75 bps and an additional one of 50 bps as inflation prints continued to come mostly in hotter than expected, resulting in a federal funds rate at a range of 4.25%-4.50% by the end of 2022. Bond yields shot up amid this aggressive policy, leading to a bearish curve flattening and ultimately periods of significant yield curve inversion, with the spread between the 2-year and 10-year Treasury yields hitting its most negative level in more than 40 years.

Key macroeconomic indicators trended lower throughout the period. Most notably, the U.S. reported real GDP decline of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries of an impending recession resulted in consumer sentiment dropping to levels worse than during the height of the COVID-19 pandemic and the GFC of 2008, according to the U.S. Consumer Confidence Index.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. One of the most positive developments seemed to be the traction behind the peak inflation narrative, which gained momentum in the fourth quarter from lower-than-expected CPI prints in both October and November. In addition, energy prices retracted from their multi-year highs, rent prices began to stabilize, and wage growth showed signs of softening. Job growth also remained strong in the period, and the U.S. national unemployment rate continued to hover around pre-COVID lows. Companies also cited relatively stable demand in both second and third quarter earnings seasons as consumers remained resilient despite higher prices. Separately, labor shortages eased, and supply chain frictions moderated, providing added benefits for companies managing generally higher input costs.

The Fund takes a flexible, multi-sector approach, which emphasizes credit sensitive sectors of the market, compared to its benchmark, which is largely comprised of U.S. Treasuries and government-related securities. Notably, the Fund’s allocation to lower rated, but shorter duration securities ultimately contributed to relative performance as government securities, which have lower carry and longer duration profiles, underperformed. The Fund’s sub-investment grade allocation was primarily comprised of U.S. high yield corporate bonds, which outperformed the index. Many of these investments were within the Energy and Basic Industry sectors, which were broadly supported by a positive relationship to resilient commodity prices, leading to better returns relative to other sectors such as Media and Telecommunications. The Fund also had a modest allocation to bank loans that provided a boost to relative performance. Specifically, loans were one of the strongest performing asset classes for the period, as loan returns were more insulated from interest rate volatility given their floating rate nature. Separately, strong security selection within structured products, including collateralized loan obligations (CLOs) and commercial mortgage-backed securities (CMBS) was a positive contributor to relative performance. In addition to being higher rated investments with more muted spread widening, many of these securities are also floating rate instruments and exhibited similar protection against rising interest rates as bank loans throughout the year.

Several allocations detracted from relative performance over the period, one of which was U.S. equities. Stocks came under pressure throughout the year, underperforming bonds amid rising interest rates and heightened inflationary pressures. Strikingly, this was the worst performance for U.S. equity markets since the Global Financial Crisis of 2008. The Fund’s equity exposure was significantly lowered over the period in consideration of these headwinds and finished the year close to historic lows of the Fund’s allocation. The Fund’s relative performance was also affected by modest exposure to Emerging Market (EM) bonds. EM bonds underperformed U.S. high yield bonds due to a combination of factors, including sensitivity to interest rate hikes from global central banks, as well as an appreciating U.S. dollar that can pressure EM issuers with dollar-denominated liabilities.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Bloomberg U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

2  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3  The Nasdaq Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

4  As represented by the U.S. Treasury component of the Bloomberg U.S. Government Index as of 12/31/2022.

5  As represented by the Bloomberg US Corp Investment Grade Index as of 12/31/2022.

6  As represented by the ICE BofA U.S. High Yield Constrained Index as of 12/31/2022.

7 As represented by the Credit Suisse Leveraged Loan Index as of 12/31/2022.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Aggregate Bond Index and the ICE BofA U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended December 31, 2022
	1 Year	5 Years	10 Years	Life of Class
Class A3	-14.62%	0.68%	3.45%	–
Class C4	-14.04%	0.50%	3.04%	–
Class F5	-12.62%	1.23%	3.81%	–
Class F3[6]	-12.40%	–	–	2.36%
Class I5	-12.49%	1.32%	3.91%	–
Class P5	-12.89%	0.89%	3.57%	–
Class R2[5]	-13.04%	0.74%	3.30%	–
Class R3[5]	-12.97%	0.83%	3.41%	–
Class R4[7]	-12.73%	1.09%	–	2.85%
Class R5[7]	-12.47%	1.35%	–	3.12%
Class R6[7]	-12.52%	1.40%	–	3.17%

1  Reflects the deduction of the maximum initial sales charge of 2.25%.

2  Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2022 is calculated using the SEC-required uniform method to compute such return.

4  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5  Performance is at net asset value.

6 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7 Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/22 – 12/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/22	12/31/22	7/1/22 – 12/31/22
Class A
Actual	$1,000.00	$1,008.10	$3.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97
Class C
Actual	$1,000.00	$1,004.90	$7.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.22
Class F
Actual	$1,000.00	$1,008.60	$3.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.78	$3.47
Class F3
Actual	$1,000.00	$1,009.40	$2.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.68	$2.55
Class I
Actual	$1,000.00	$1,009.00	$2.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.96
Class P
Actual	$1,000.00	$1,005.80	$5.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class R2
Actual	$1,000.00	$1,004.60	$5.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01
Class R3
Actual	$1,000.00	$1,006.60	$5.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50
Class R4
Actual	$1,000.00	$1,006.40	$4.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.02	$4.23
Class R5
Actual	$1,000.00	$1,009.10	$2.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.96
Class R6
Actual	$1,000.00	$1,008.00	$2.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.68	$2.55

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.78% for Class A, 1.42% for Class C, 0.68% for Class F, 0.50% for Class F3, 0.58% for Class I, 1.03% for Class P, 1.18% for Class R2, 1.08% for Class R3, 0.83% for Class R4, 0.58% for Class R5 and 0.50% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2022

Sector*	%**
Asset Backed Securities	5.57%
Basic Materials	4.35%
Communications	7.50%
Consumer, Cyclical	10.02%
Consumer, Non-cyclical	12.16%
Energy	16.55%
Financials	8.60%
Foreign Government	2.13%
Health Care	0.10%
Industrial	4.81%
Mortgage-Backed Securities	3.62%
Municipal	2.72%
Technology	4.31%
U.S. Government	8.60%
Utilities	6.41%
Repurchase Agreements	2.45%
Money Market Funds(a)	0.09%
Time Deposits(a)	0.01%
Total	100.00%

*	A sector may comprise of several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

Schedule of Investments

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 101.26%

ASSET-BACKED SECURITIES 5.78%

Automobiles 0.73%
Carvana Auto Receivables Trust NP1 2020-N1A E†	5.20%		7/15/2027	$5,750,000	$5,301,634
Mercedes-Benz Auto Receivables Trust 2022-1 A3	5.21%		8/16/2027	74,465,000	75,160,027
Santander Drive Auto Receivables Trust 2022-3 B	4.13%		8/16/2027	23,367,000	22,812,335
Westlake Automobile Receivables Trust 2021-1A F†	3.91%		9/15/2027	58,047,000	52,556,845
Total					155,830,841

Credit Card 0.93%
American Express Credit Account Master Trust 2021-1 A	0.90%		11/15/2026	72,423,000	67,243,778
American Express Credit Account Master Trust 2022-2 A	3.39%		5/15/2027	31,599,000	30,695,784
American Express Credit Account Master Trust 2022-3 A	3.75%		8/15/2027	23,789,000	23,274,724
Capital One Multi-Asset Execution Trust 2022-A2 A	3.49%		5/15/2027	17,155,000	16,695,543
Genesis Sales Finance Master Trust 2021-AA A†	1.20%		12/21/2026	25,102,000	23,520,825
Perimeter Master Note Business Trust 2019-2A A†	4.23%		5/15/2024	36,752,362	36,371,681
Total					197,802,335

Other 4.12%
AMMC CLO Ltd. 2021-24A C†	6.443% (3 Mo. LIBOR + 2.20%	)#	1/20/2035	17,180,000	16,107,288
AMMC CLO XIII Ltd. 2013-13A A2LR†	6.025% (3 Mo. LIBOR + 1.70%	)#	7/24/2029	3,440,000	3,353,653
Apidos CLO XXIII 2015-23A AR†	5.299% (3 Mo. LIBOR + 1.22%	)#	4/15/2033	4,000,000	3,920,940
Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL2 A†	6.186% (1 Mo. Term SOFR + 1.85%	)#	5/15/2037	28,860,000	28,153,498
Avant Loans Funding Trust 2021-REV1 A†	1.21%		7/15/2030	26,440,000	25,194,811
Bain Capital Credit CLO Ltd. 2017-1A A1R†	5.213% (3 Mo. LIBOR + .97%	)#	7/20/2030	16,728,100	16,494,003
Bain Capital Credit CLO Ltd. 2021-2A C†	6.179% (3 Mo. LIBOR + 2.10%	)#	7/16/2034	9,000,000	8,519,494
Ballyrock CLO Ltd. 2019-1A A1R†	5.109% (3 Mo. LIBOR + 1.03%	)#	7/15/2032	9,550,000	9,354,110
Benefit Street Partners CLO XIX Ltd. 2019-19A B†	6.079% (3 Mo. LIBOR + 2.00%	)#	1/15/2033	7,921,867	7,698,168

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Dryden 30 Senior Loan Fund 2013-30A AR†	5.426% (3 Mo. LIBOR + .82%	)#	11/15/2028	$11,620,076	$11,474,935
Dryden Senior Loan Fund 2022-113A A1†(a)	6.518% (3 Mo. Term SOFR + 2.00%	)#	10/20/2035	23,800,000	23,765,938
Elmwood CLO 19 Ltd. 2022-6A A†(a)	5.818% (3 Mo. Term SOFR + 2.20%	)#	10/17/2034	46,000,000	45,908,377
Elmwood CLO Ltd. 2022-8A A1†	6.816%		11/20/2035	42,000,000	41,894,334
Flatiron CLO 18 Ltd. 2018-1A A†	5.075% (3 Mo. Term SOFR + 2.00%	)#	4/17/2031	41,500,000	40,935,349
Galaxy XXI CLO Ltd. 2015-21A AR†	5.263% (3 Mo. LIBOR + 1.02%	)#	4/20/2031	5,311,000	5,218,628
Greywolf CLO III Ltd. 2020-3RA A1R†	5.588% (3 Mo. Term SOFR + 1.55%	)#	4/15/2033	20,101,397	19,815,164
Greywolf CLO VII Ltd. 2018-2A A1†	5.403% (3 Mo. Term SOFR + 1.44%	)#	10/20/2031	10,000,000	9,833,110
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	6.508% (3 Mo. LIBOR + 2.15%	)#	7/25/2027	5,476,000	5,406,236
Halcyon Loan Advisors Funding Ltd. 2017-2A A2†	5.779% (3 Mo. LIBOR + 1.70%	)#	1/17/2030	9,320,145	9,138,476
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	18,469,251	17,406,440
LOGAN CLO I Ltd. 2021-1A C†	6.143% (3 Mo. LIBOR + 1.90%	)#	7/20/2034	11,000,000	10,124,445
Madison Park Funding XIII Ltd. 2014-13A AR2†	5.177% (3 Mo. LIBOR + .95%	)#	4/19/2030	15,269,760	15,109,923
Marble Point CLO XVII Ltd. 2020-1A A†	5.543% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	19,415,475	19,075,704
Marble Point CLO XVII Ltd. 2020-1A B†	6.013% (3 Mo. LIBOR + 1.77%	)#	4/20/2033	9,348,354	8,972,382
MF1 LLC 2022-FL9 A†	6.471% (1 Mo. Term SOFR + 2.15%	)#	6/19/2037	53,580,000	53,119,595
Neuberger Berman Loan Advisers CLO Ltd. 2020-37A AR†	5.213% (3 Mo. LIBOR + .97%	)#	7/20/2031	14,330,000	14,044,805
Oaktree CLO Ltd. 2019-4 BR†	5.943% (3 Mo. LIBOR + 1.70%	)#	10/20/2032	29,790,000	28,663,663
OCP CLO Ltd. 2016-12A AR2†	5.199% (3 Mo. Term SOFR + 1.27%	)#	4/18/2033	51,270,000	49,776,549
OCP CLO Ltd. 2021-21A C†	6.143% (3 Mo. LIBOR + 1.90%	)#	7/20/2034	11,880,000	10,893,334
OCP CLO Ltd. 2021-22A B1†	5.943% (3 Mo. LIBOR + 1.70%	)#	12/2/2034	38,140,000	36,550,222
OneMain Financial Issuance Trust 2020-2A A†	1.75%		9/14/2035	26,005,000	22,757,548

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Palmer Square CLO Ltd. 2022-5A A†	5.658% (3 Mo. Term SOFR + 2.00%	)#	10/20/2035	$28,586,000	$28,598,025
PFS Financing Corp. 2022-C A†	3.89%		5/15/2027	45,897,000	43,987,708
Rad CLO Ltd. 2020-7A A1†	5.279% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	17,943,962	17,591,140
Regata XII Funding Ltd. 2019-1A CR†	6.079% (3 Mo. LIBOR + 2.00%	)#	10/15/2032	11,440,000	10,733,207
Regatta XVIII Funding Ltd. 2021-1A B†	5.529% (3 Mo. LIBOR + 1.45%	)#	1/15/2034	18,940,000	18,010,376
SEB Funding LLC 2021-1A A2†	4.969%		1/30/2052	38,694,023	32,860,910
Signal Peak CLO Ltd. 2021-10A B†	6.075% (3 Mo. LIBOR + 1.75%	)#	1/24/2035	9,820,000	9,303,285
Sunrun Demeter Issuer 2021-2A A†	2.27%		1/30/2057	28,152,695	22,029,259
Voya CLO Ltd. 2014-1 AAR2†	5.18% (3 Mo. Term SOFR + 1.25%	)#	4/18/2031	48,621,154	47,940,458
Voya CLO Ltd. 2022-3A A1†(a)	6.012% (3 Mo. Term SOFR + 2.00%	)#	10/20/2034	23,850,000	23,764,651
Total					873,500,141
Total Asset-Backed Securities (cost $1,263,574,889)					1,227,133,317

				Shares

COMMON STOCKS 5.28%

Aerospace & Defense 0.16%
Huntington Ingalls Industries, Inc.				145,816	33,636,835

Auto Components 0.05%
Chassix Holdings, Inc.				607,057	10,623,497

Automobiles 0.11%
Tesla, Inc.*				192,302	23,687,760

Beverages 0.21%
Brown-Forman Corp. Class B				334,962	22,000,304
Treasury Wine Estates Ltd.(b)				2,541,240	23,477,026
Total					45,477,330

Biotechnology 0.40%
Alnylam Pharmaceuticals, Inc.*				180,373	42,865,644
Amgen, Inc.				81,105	21,301,417
Genmab A/S ADR*				501,788	21,265,775
Total					85,432,836

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Shares	Fair Value
Capital Markets 0.10%
MarketAxess Holdings, Inc.	77,554	$21,629,035

Commercial Services & Supplies 0.10%
Tetra Tech, Inc.	144,000	20,907,360

Electric: Utilities 0.11%
PG&E Corp.*	1,397,073	22,716,407

Electric-Generation 0.00%
Frontera Generation Holdings LLC	125,994	1,890

Entertainment 0.27%
Bilibili, Inc. ADR*(c)	1,405,434	33,294,731
Genting Singapore Ltd.(b)	34,249,138	24,442,158
Total		57,736,889

Food Products 0.52%
Archer-Daniels-Midland Co.	260,606	24,197,267
Campbell Soup Co.	380,585	21,598,199
General Mills, Inc.	381,937	32,025,417
Hershey Co. (The)	137,735	31,895,294
Total		109,716,177

Health Care Providers & Services 0.10%
Medpace Holdings, Inc.*	103,702	22,027,342

Hotels, Restaurants & Leisure 0.30%
McDonald’s Corp.	80,889	21,316,678
Starbucks Corp.	213,063	21,135,850
Wynn Resorts Ltd.*	256,689	21,169,142
Total		63,621,670

Household Durables 0.11%
DR Horton, Inc.	253,180	22,568,465

Insurance 0.40%
Kinsale Capital Group, Inc.	80,295	20,998,748
Markel Corp.*	17,132	22,571,239
Progressive Corp. (The)	164,946	21,395,146
W R Berkley Corp.	288,847	20,961,627
Total		85,926,760

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2022

Investments	Shares	Fair Value
Interactive Media & Services 0.12%
Pinterest, Inc. Class A*	1,053,255	$25,573,031

Internet & Catalog Retail 0.20%
Alibaba Group Holding Ltd. ADR*	485,120	42,734,221

Machinery 0.11%
Deere & Co.	53,955	23,133,746

Metals & Mining 0.45%
Freeport-McMoRan, Inc.	556,617	21,151,446
Newmont Corp.	896,388	42,309,513
Nucor Corp.	236,970	31,235,016
Total		94,695,975

Miscellaneous Financials 0.04%
UTEX Industries, Inc.	113,840	7,655,740

Personal Products 0.16%
Gibson Brands Private Equity	106,902	12,560,985
Kose Corp.(b)	206,376	22,423,419
Total		34,984,404

Pharmaceuticals 0.54%
Cardinal Health, Inc.	423,270	32,536,765
Cigna Corp.	66,599	22,066,912
Daiichi Sankyo Co. Ltd.(b)	1,143,105	36,792,767
Madrigal Pharmaceuticals, Inc.*	77,563	22,512,661
Total		113,909,105

Professional Services 0.10%
Booz Allen Hamilton Holding Corp.	204,487	21,372,981

Specialty Retail 0.24%
Claires Holdings LLC	15,164	6,065,749	(d)
Five Below, Inc.*	137,976	24,403,815
Genuine Parts Co.	118,859	20,623,225
Total		51,092,789

Textiles, Apparel & Luxury Goods 0.27%
Cie Financiere Richemont SA Class A(b)	261,656	33,926,297
Hermes International(b)	14,745	22,823,068
Total		56,749,365

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Shares	Fair Value
Transportation Infrastructure 0.11%
ACBL Holdings Corp.	44,897	$1,773,432
Canadian Pacific Railway Ltd. (Canada)(e)	284,417	21,214,664
Total		22,988,096
Total Common Stocks (cost $1,115,097,048)		1,120,599,706

	Interest Rate	Maturity Date	Principal Amount

CORPORATE BONDS 70.90%

Aerospace/Defense 1.04%
Bombardier, Inc. (Canada)†(e)	6.00%	2/15/2028	$21,129,000	19,564,186
Bombardier, Inc. (Canada)†(e)	7.125%	6/15/2026	26,310,000	25,574,224
Lockheed Martin Corp.	5.10%	11/15/2027	22,604,000	23,142,819
Raytheon Technologies Corp.	4.125%	11/16/2028	23,649,000	22,683,159
TransDigm, Inc.	4.625%	1/15/2029	52,177,000	45,969,241
TransDigm, Inc.	5.50%	11/15/2027	90,082,000	84,774,369
Total				221,707,998

Agriculture 0.97%
BAT Capital Corp.	7.75%	10/19/2032	20,597,000	22,216,596
Cargill, Inc.†	4.875%	10/10/2025	27,117,000	27,037,206
Darling Ingredients, Inc.†	6.00%	6/15/2030	21,346,000	20,894,532
Imperial Brands Finance plc (United Kingdom)†(e)	6.125%	7/27/2027	24,635,000	24,556,114
JT International Financial Services BV (Netherlands)†(e)	6.875%	10/24/2032	30,730,000	32,687,440
Viterra Finance BV (Netherlands)†(e)	2.00%	4/21/2026	39,671,000	34,447,168
Viterra Finance BV (Netherlands)†(e)	3.20%	4/21/2031	27,564,000	20,886,685
Viterra Finance BV (Netherlands)†(e)	5.25%	4/21/2032	27,332,000	24,081,572
Total				206,807,313

Airlines 1.91%
Air Canada (Canada)†(e)	3.875%	8/15/2026	30,596,000	27,151,891
Alaska Airlines 2020-1 Class A Pass Through Trust†	4.80%	2/15/2029	29,584,494	28,210,271
American Airlines, Inc./AAdvantage Loyalty IP Ltd.†	5.75%	4/20/2029	91,540,957	83,829,624
Azul Investments LLP†	5.875%	10/26/2024	47,479,000	38,275,850
British Airways Pass Through Trust 2019-1A (United Kingdom)†(e)	3.30%	6/15/2034	13,960,678	11,881,668
British Airways Pass-Through Trust A (United Kingdom)†(e)	4.25%	5/15/2034	10,077,369	9,043,081
Delta Air Lines, Inc.†	7.00%	5/1/2025	34,594,000	35,384,418

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Airlines (continued)
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%		10/20/2028	$34,368,000	$32,357,799
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.†	5.75%		1/20/2026	35,342,222	32,051,861
JetBlue 2019-1 Class A Pass Through Trust	2.95%		11/15/2029	11,660,787	9,705,879
JetBlue 2019-1 Class B Pass Through Trust	8.00%		11/15/2027	7,533,998	7,371,206
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.†	6.50%		6/20/2027	23,608,800	23,523,852
United Airlines 2020-1 Class A Pass Through Trust	5.875%		4/15/2029	44,877,175	44,308,546
United Airlines, Inc.†	4.625%		4/15/2029	24,476,000	21,354,103
Total					404,450,049

Apparel 0.14%
Levi Strauss & Co.†	3.50%		3/1/2031	37,377,000	29,714,341

Auto Manufacturers 1.20%
Allison Transmission, Inc.†	3.75%		1/30/2031	32,553,000	26,815,534
BMW US Capital LLC†	4.15%		4/9/2030	31,317,000	29,807,370
Ford Motor Co.	3.25%		2/12/2032	80,283,000	60,350,473
Ford Motor Co.	6.10%		8/19/2032	42,652,000	39,465,149
Ford Motor Credit Co. LLC	2.90%		2/10/2029	32,722,000	26,178,745
Ford Motor Credit Co. LLC	4.00%		11/13/2030	59,740,000	49,154,371
Ford Motor Credit Co. LLC	7.35%		11/4/2027	21,431,000	22,013,923
Total					253,785,565

Banks 2.98%
ABN AMRO Bank NV (Netherlands)†(e)	3.324% (5 Yr. Treasury CMT + 1.90%	)#	3/13/2037	21,800,000	15,809,153
Alfa Bank AO Via Alfa Bond Issuance PLC (Ireland)(e)	5.50% (5 Yr. Treasury CMT + 4.55%	)	10/26/2031	51,057,000	1	(f)
Australia & New Zealand Banking Group Ltd. (Australia)†(e)	6.742%		12/8/2032	49,739,000	50,386,522
Bank of America Corp.	3.384% (SOFR + 1.33%	)#	4/2/2026	36,223,000	34,625,018
Bank of Ireland Group plc (Ireland)†(e)	2.029% (1 Yr. Treasury CMT + 1.10%	)#	9/30/2027	26,809,000	22,671,457
Bank of Ireland Group PLC (Ireland)†(e)	6.253% (1 Yr. Treasury CMT + 2.65%	)#	9/16/2026	33,470,000	33,224,273
Bank OZK	2.75% (3 Mo. Term SOFR + 2.09%	)#	10/1/2031	41,658,000	35,581,679

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
BankUnited, Inc.	4.875%		11/17/2025	$24,313,000	$23,960,638
Danske Bank A/S (Denmark)†(e)	4.298% (1 Yr. Treasury CMT + 1.75%	)#	4/1/2028	12,315,000	11,341,831
First-Citizens Bank & Trust Co.	6.125%		3/9/2028	50,745,000	51,678,020
Home BancShares, Inc.	3.125% (3 Mo. Term SOFR + 1.82%	)#	1/30/2032	22,742,000	19,117,705
HSBC Holdings plc (United Kingdom)(e)	2.999% (SOFR + 1.43%	)#	3/10/2026	59,095,000	55,589,895
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028	46,994,000	43,315,531
Morgan Stanley	4.679% (SOFR + 1.65%	)#	7/17/2026	27,167,000	26,727,544
NatWest Group PLC (United Kingdom)(e)	7.472% (5 Yr. Treasury CMT + 2.85%	)#	11/10/2026	31,364,000	32,672,170
Oesterreichische Kontrollbank AG (Austria)(e)	4.625%		11/3/2025	36,232,000	36,432,486
Standard Chartered PLC (United Kingdom)†(e)	7.767% (5 Yr. Treasury CMT + 3.45%	)#	11/16/2028	31,728,000	33,669,508
SVB Financial Group	4.25% (5 Yr. Treasury CMT + 3.07%	)#	11/15/2026	23,113,000	15,206,591
United Overseas Bank Ltd. (Singapore)†(e)	2.00% (5 Yr. Treasury CMT + 1.23%	)#	10/14/2031	26,650,000	23,292,863
US Bancorp	3.00%		7/30/2029	27,452,000	24,160,807
Webster Financial Corp.	4.10%		3/25/2029	31,985,000	29,072,833
Western Alliance Bancorp	3.00% (3 Mo. Term SOFR + 2.25%	)#	6/15/2031	17,415,000	14,717,307
Total					633,253,832

Beverages 0.81%
Bacardi Ltd.†	2.75%		7/15/2026	23,151,000	20,950,193
Bacardi Ltd.†	4.70%		5/15/2028	32,381,000	30,976,087
Becle SAB de CV (Mexico)†(e)	2.50%		10/14/2031	27,373,000	21,308,375
Brown-Forman Corp.	4.50%		7/15/2045	24,174,000	22,219,838
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL (Guatemala)†(e)	5.25%		4/27/2029	23,142,000	21,620,066
PepsiCo, Inc.	3.00%		10/15/2027	36,223,000	34,030,422
PepsiCo, Inc.	4.20%		7/18/2052	22,424,000	20,553,002
Total					171,657,983

Biotechnology 0.45%
Amgen, Inc.	4.20%		2/22/2052	54,481,000	43,476,872
Regeneron Pharmaceuticals, Inc.	2.80%		9/15/2050	83,978,000	52,442,752
Total					95,919,624

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Building Materials 0.37%
Builders FirstSource, Inc.†	4.25%	2/1/2032	$22,360,000	$18,167,115
Lennox International, Inc.	1.70%	8/1/2027	17,440,000	14,979,114
Smyrna Ready Mix Concrete LLC†	6.00%	11/1/2028	27,656,000	24,801,624
Vulcan Materials Co.	4.50%	6/15/2047	24,595,000	20,546,822
Total				78,494,675

Chemicals 2.03%
Albemarle Corp.	4.65%	6/1/2027	27,236,000	26,603,475
Ashland LLC†	3.375%	9/1/2031	27,315,000	21,867,591
Cabot Corp.	5.00%	6/30/2032	27,219,000	25,246,559
Celanese US Holdings LLC	6.165%	7/15/2027	68,010,000	67,189,177
CF Industries, Inc.†	4.50%	12/1/2026	23,920,000	23,186,580
FMC Corp.	3.45%	10/1/2029	19,242,000	17,004,208
Ingevity Corp.†	3.875%	11/1/2028	24,547,000	21,150,682
NOVA Chemicals Corp. (Canada)†(e)	4.25%	5/15/2029	27,282,000	22,343,140
OCP SA (Malaysia)†(e)	3.75%	6/23/2031	56,169,000	47,249,924
Olin Corp.	5.00%	2/1/2030	27,219,000	24,885,651
Olin Corp.	5.125%	9/15/2027	27,273,000	25,819,895
SCIH Salt Holdings, Inc.†	4.875%	5/1/2028	35,878,000	30,853,094
SCIH Salt Holdings, Inc.†	6.625%	5/1/2029	32,825,000	26,482,536
SK Invictus Intermediate II Sarl (Luxembourg)†(e)	5.00%	10/30/2029	28,683,000	23,557,348
Sociedad Quimica y Minera de Chile SA (Chile)†(e)	3.50%	9/10/2051	36,128,000	26,640,152
Total				430,080,012

Coal 0.26%
SunCoke Energy, Inc.†	4.875%	6/30/2029	25,075,000	21,556,664
Warrior Met Coal, Inc.†	7.875%	12/1/2028	34,891,000	34,440,650
Total				55,997,314

Commercial Services 1.22%
Adani Ports & Special Economic Zone Ltd. (India)†(e)	3.828%	2/2/2032	27,109,000	20,533,130
Adani Ports & Special Economic Zone Ltd. (India)†(e)	4.375%	7/3/2029	35,831,000	30,137,482
AMN Healthcare, Inc.†	4.625%	10/1/2027	17,237,000	15,923,368
Ashtead Capital, Inc.†	5.50%	8/11/2032	23,471,000	22,517,960
Block, Inc.	3.50%	6/1/2031	23,981,000	19,165,615
Cleveland Clinic Foundation (The)	4.858%	1/1/2114	20,223,000	17,311,506
Georgetown University (The)	2.943%	4/1/2050	17,968,000	11,435,261
Global Payments, Inc.	2.90%	5/15/2030	33,767,000	27,741,663

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Commercial Services (continued)
Hertz Corp. (The)†	5.50%		10/15/2024	$16,775,000	$629,063
Hertz Corp. (The)†	6.00%		1/15/2028	33,436,000	3,009,240
ITR Concession Co. LLC†	5.183%		7/15/2035	7,658,000	7,155,447
Johns Hopkins University	2.813%		1/1/2060	20,869,000	13,131,688
Metropolitan Museum of Art (The)	3.40%		7/1/2045	26,471,000	20,875,291
Movida Europe SA (Luxembourg)†(e)	5.25%		2/8/2031	22,777,000	17,107,653
United Rentals North America, Inc.	4.875%		1/15/2028	14,944,000	14,194,633
University of Miami	4.063%		4/1/2052	20,957,000	17,186,818
Total					258,055,818

Computers 1.17%
Apple, Inc.	2.90%		9/12/2027	40,948,000	38,237,786
Apple, Inc.	3.20%		5/11/2027	43,215,000	41,024,985
Booz Allen Hamilton, Inc.†	3.875%		9/1/2028	20,250,000	17,976,586
Booz Allen Hamilton, Inc.†	4.00%		7/1/2029	17,090,000	15,066,355
Condor Merger Sub, Inc.†	7.375%		2/15/2030	5,912,000	4,763,984
Crowdstrike Holdings, Inc.	3.00%		2/15/2029	129,613,000	109,528,156
Teledyne FLIR LLC	2.50%		8/1/2030	28,076,000	22,723,755
Total					249,321,607

Cosmetics/Personal Care 0.20%
GSK Consumer Healthcare Capital U.S. LLC	3.625%		3/24/2032	48,869,000	43,037,635

Distribution/Wholesale 0.27%
Ferguson Finance plc (United Kingdom)†(e)	3.25%		6/2/2030	32,812,000	27,899,775
H&E Equipment Services, Inc.†	3.875%		12/15/2028	34,033,000	29,048,697
Total					56,948,472

Diversified Financial Services 1.43%
AG Issuer LLC†	6.25%		3/1/2028	24,203,000	22,279,719
Blackstone Holdings Finance Co. LLC†	2.00%		1/30/2032	31,661,000	23,335,989
CDP Financial, Inc. (Canada)(e)	1.00%		5/26/2026	70,919,000	63,128,132
CPPIB Capital, Inc. (Canada)†(e)	4.125%		10/21/2024	32,525,000	32,152,692
CPPIB Capital, Inc. (Canada)†(e)	4.818% (SOFR Index + 1.25%	)#	4/4/2025	72,201,000	73,547,667
Hellas Telecommunications Luxembourg II SCA (Luxembourg)†(e)(g)	6.054% (3 Mo. LIBOR + 5.75%	)	1/15/2015	15,000,000	1,500	(f)
Intercontinental Exchange, Inc.	4.00%		9/15/2027	36,223,000	35,032,875
Jane Street Group/JSG Finance, Inc.†	4.50%		11/15/2029	18,665,000	16,078,871

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Diversified Financial Services (continued)
Neuberger Berman Group LLC/Neuberger Berman
Finance Corp.†	4.875%	4/15/2045	$26,061,000	$21,147,267
USAA Capital Corp.†	2.125%	5/1/2030	19,271,000	15,838,892
Total				302,543,604

Electric 5.86%
AES Corp. (The)	2.45%	1/15/2031	46,563,000	37,150,808
Atlantic City Electric Co.	4.00%	10/15/2028	15,736,000	15,012,253
Ausgrid Finance Pty Ltd. (Australia)†(e)	4.35%	8/1/2028	26,731,000	24,833,948
Black Hills Corp.	4.35%	5/1/2033	24,295,000	21,448,236
Calpine Corp.†	3.75%	3/1/2031	27,340,000	22,048,504
Calpine Corp.†	4.50%	2/15/2028	23,574,000	21,079,475
Calpine Corp.†	4.625%	2/1/2029	74,984,000	64,460,663
Calpine Corp.†	5.00%	2/1/2031	56,641,000	47,607,265
Calpine Corp.†	5.125%	3/15/2028	28,229,000	25,245,979
Clearway Energy Operating LLC†	4.75%	3/15/2028	38,241,000	35,353,639
Cleveland Electric Illuminating Co.†	3.50%	4/1/2028	22,000,000	20,085,115
Constellation Energy Generation LLC	5.60%	6/15/2042	25,025,000	24,229,164
Constellation Energy Generation LLC	6.25%	10/1/2039	42,744,000	43,788,359
Duke Energy Corp.	4.30%	3/15/2028	36,223,000	34,921,437
EDP Finance BV (Netherlands)†(e)	6.30%	10/11/2027	44,581,000	45,933,330
El Paso Electric Co.	5.00%	12/1/2044	20,062,000	17,638,837
Electricite de France SA (France)†(e)	3.625%	10/13/2025	16,500,000	15,921,073
Electricite de France SA (France)†(e)	4.50%	9/21/2028	22,257,000	21,110,264
Empresa de Transmision Electrica SA (Panama)†(e)	5.125%	5/2/2049	21,680,000	17,583,879
Enel Finance International NV (Netherlands)†(e)	3.50%	4/6/2028	26,348,000	23,097,219
Entergy Arkansas LLC	4.00%	6/1/2028	18,151,000	17,227,193
Entergy Arkansas LLC	4.95%	12/15/2044	16,883,000	14,736,124
FirstEnergy Corp.	4.40%	7/15/2027	50,740,000	47,312,433
FirstEnergy Corp.	5.35%	7/15/2047	26,297,000	23,524,338
FirstEnergy Transmission LLC†	2.866%	9/15/2028	27,249,000	23,826,722
FirstEnergy Transmission LLC†	4.55%	4/1/2049	27,363,000	22,269,909
Indianapolis Power & Light Co.†	4.05%	5/1/2046	29,988,000	24,214,122
Indianapolis Power & Light Co.†	5.65%	12/1/2032	19,031,000	19,578,673
ITC Holdings Corp.†	4.95%	9/22/2027	22,694,000	22,419,092
Louisville Gas & Electric Co.	4.375%	10/1/2045	15,039,000	12,504,503
Minejesa Capital BV (Netherlands)†(e)	4.625%	8/10/2030	17,191,000	15,131,518
Monongahela Power Co.†	3.55%	5/15/2027	26,657,000	25,095,448
NextEra Energy Operating Partners LP†	3.875%	10/15/2026	46,654,000	42,781,472

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Electric (continued)
NextEra Energy Operating Partners LP†	4.50%	9/15/2027		$35,511,000	$32,634,176
NRG Energy, Inc.†	3.875%	2/15/2032		56,179,000	42,301,383
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025		6,412,442	6,239,627
Ohio Edison Co.†	5.50%	1/15/2033		18,124,000	18,015,776
Pacific Gas and Electric Co.	3.50%	8/1/2050		36,272,000	22,666,850
Pacific Gas and Electric Co.	4.95%	7/1/2050		31,737,000	24,727,191
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%	8/15/2028		27,181,000	24,419,532
PG&E Corp.	5.00%	7/1/2028		31,094,000	28,434,454
Puget Energy, Inc.	4.10%	6/15/2030		26,265,000	23,514,829
Union Electric Co.	2.625%	3/15/2051		30,381,000	19,281,086
Vistra Operations Co. LLC†	4.375%	5/1/2029		53,839,000	46,497,078
Vistra Operations Co. LLC†	5.125%	5/13/2025		45,395,000	44,472,801
Wisconsin Electric Power Co.	4.75%	9/30/2032		22,109,000	21,732,978
Total					1,244,108,755

Electronics 0.35%
Amphenol Corp.	2.80%	2/15/2030		36,917,000	31,593,646
Honeywell International, Inc.(b)	4.125%	11/2/2034	EUR	25,284,000	26,815,433
Imola Merger Corp.†	4.75%	5/15/2029		$18,256,000	15,875,939
Total					74,285,018

Energy-Alternate Sources 0.60%
Sweihan PV Power Co. PJSC (United Arab Emirates)†(e)	3.625%	1/31/2049		36,118,082	29,124,176
TerraForm Power Operating LLC†	4.75%	1/15/2030		23,615,000	20,586,929
TerraForm Power Operating LLC†	5.00%	1/31/2028		24,169,000	21,793,429
Topaz Solar Farms LLC†	5.75%	9/30/2039		57,976,554	55,109,034
Total					126,613,568

Engineering & Construction 0.42%
Aeropuerto Internacional de Tocumen SA (Panama)†(e)	5.125%	8/11/2061		48,969,000	40,245,511
Fluor Corp.	4.25%	9/15/2028		53,545,000	48,285,437
Total					88,530,948

Entertainment 1.75%
Churchill Downs, Inc.†	4.75%	1/15/2028		36,420,000	32,647,616
Churchill Downs, Inc.†	5.50%	4/1/2027		51,639,000	49,010,839
Live Nation Entertainment, Inc.†	3.75%	1/15/2028		46,014,000	39,322,529
Merlin Entertainments Ltd. (United Kingdom)†(e)	5.75%	6/15/2026		27,129,000	25,442,051

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Entertainment (continued)
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp†	4.875%	5/1/2029		$40,616,000	$34,611,499
Mohegan Gaming & Entertainment†	8.00%	2/1/2026		43,979,000	41,209,203
Resorts World Las Vegas LLC/RWLV Capital, Inc.†	4.625%	4/16/2029		42,600,000	30,277,166
SeaWorld Parks & Entertainment, Inc.†	5.25%	8/15/2029		36,321,000	31,671,869
Warnermedia Holdings, Inc.†	5.141%	3/15/2052		41,183,000	30,097,661
WMG Acquisition Corp.†	3.00%	2/15/2031		28,911,000	23,148,893
WMG Acquisition Corp.†	3.75%	12/1/2029		38,192,000	32,894,770
Total					370,334,096

Environmental Control 0.32%
Madison IAQ LLC†	4.125%	6/30/2028		32,548,000	27,258,950
Madison IAQ LLC†	5.875%	6/30/2029		27,192,000	18,688,486
Republic Services, Inc.	2.375%	3/15/2033		28,030,000	22,435,707
Total					68,383,143

Food 1.60%
Bellis Acquisition Co. PLC(b)	3.25%	2/16/2026	GBP	27,281,000	26,958,145
Campbell Soup Co.	2.375%	4/24/2030		$19,117,000	15,951,945
Hershey Co. (The)	2.65%	6/1/2050		20,433,000	13,366,357
Kraft Heinz Foods Co.	4.375%	6/1/2046		80,041,000	65,408,793
Kraft Heinz Foods Co.	4.875%	10/1/2049		72,632,000	63,416,435
Lamb Weston Holdings, Inc.†	4.125%	1/31/2030		24,448,000	21,625,478
McCormick & Co., Inc.	2.50%	4/15/2030		38,311,000	32,037,124
Post Holdings, Inc.†	4.50%	9/15/2031		49,263,000	41,504,351
Post Holdings, Inc.†	4.625%	4/15/2030		37,712,000	32,614,280
Smithfield Foods, Inc.†	5.20%	4/1/2029		28,272,000	25,886,360
Total					338,769,268

Gas 0.21%
Brooklyn Union Gas Co. (The)†	3.407%	3/10/2026		22,916,000	21,506,543
Southwest Gas Corp.	4.05%	3/15/2032		26,454,000	23,300,659
Total					44,807,202

Health Care-Products 0.64%
Alcon Finance Corp.†	2.60%	5/27/2030		23,575,000	20,081,732
Boston Scientific Corp.	6.75%	11/15/2035		31,381,000	34,573,556
Edwards Lifesciences Corp.	4.30%	6/15/2028		27,927,000	26,751,604
GE HealthCare Technologies, Inc.†	6.377%	11/22/2052		23,413,000	25,009,587
Medline Borrower LP†	3.875%	4/1/2029		35,514,000	28,686,256
Total					135,102,735

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Health Care-Services 3.48%
Catalent Pharma Solutions, Inc.†	3.125%	2/15/2029	$28,864,000	$23,019,040
Centene Corp.	2.50%	3/1/2031	32,280,000	25,320,371
Centene Corp.	3.00%	10/15/2030	33,846,000	27,821,555
Centene Corp.	3.375%	2/15/2030	55,263,000	46,842,300
Centene Corp.	4.625%	12/15/2029	36,733,000	33,650,764
Charles River Laboratories International, Inc.†	3.75%	3/15/2029	26,832,000	23,768,993
Elevance Health, Inc.	2.25%	5/15/2030	26,990,000	22,388,875
Hadrian Merger Sub, Inc.†	8.50%	5/1/2026	23,581,000	20,874,019
HCA, Inc.	3.50%	9/1/2030	48,112,000	41,608,498
HCA, Inc.	7.69%	6/15/2025	12,776,000	13,403,882
Kaiser Foundation Hospitals	4.15%	5/1/2047	17,628,000	15,024,466
Memorial Sloan-Kettering Cancer Center	4.20%	7/1/2055	28,034,000	23,041,414
ModivCare Escrow Issuer, Inc.†	5.00%	10/1/2029	38,644,000	32,638,722
Molina Healthcare, Inc.†	3.875%	11/15/2030	32,951,000	27,972,918
Molina Healthcare, Inc.†	3.875%	5/15/2032	40,752,000	33,900,951
Montefiore Obligated Group	5.246%	11/1/2048	25,042,000	18,818,610
Mount Sinai Hospitals Group, Inc.	3.737%	7/1/2049	21,163,000	15,707,474
New York & Presbyterian Hospital (The)	4.063%	8/1/2056	16,078,000	12,740,617
NYU Langone Hospitals	4.368%	7/1/2047	12,348,000	10,311,854
Providence St. Joseph Health Obligated Group	2.532%	10/1/2029	14,960,000	12,691,631
Rede D’or Finance Sarl (Luxembourg)†(e)	4.95%	1/17/2028	16,562,000	15,323,494
Roche Holdings, Inc.†	2.314%	3/10/2027	24,226,000	22,105,645
Seattle Children’s Hospital	2.719%	10/1/2050	31,724,000	20,128,825
Tenet Healthcare Corp.†	4.375%	1/15/2030	28,176,000	24,437,608
Tenet Healthcare Corp.†	4.875%	1/1/2026	23,297,000	22,077,932
Tenet Healthcare Corp.†	6.125%	10/1/2028	46,407,000	41,647,034
Tenet Healthcare Corp.†	6.125%	6/15/2030	35,848,000	34,218,888
UnitedHealth Group, Inc.	2.95%	10/15/2027	13,565,000	12,580,993
UnitedHealth Group, Inc.	4.20%	5/15/2032	33,287,000	31,698,704
UnitedHealth Group, Inc.	5.875%	2/15/2053	30,196,000	32,803,197
Total				738,569,274

Home Builders 0.33%
NVR, Inc.	3.00%	5/15/2030	36,185,000	30,458,346
PulteGroup, Inc.	6.375%	5/15/2033	23,642,000	23,658,145
Toll Brothers Finance Corp.	4.35%	2/15/2028	17,203,000	15,659,624
Total				69,776,115

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Home Furnishings 0.12%
Leggett & Platt, Inc.	4.40%		3/15/2029		$26,740,000	$25,155,811

Household Products/Wares 0.11%
SC Johnson & Son, Inc.†	4.75%		10/15/2046		26,021,000	23,157,301

Insurance 1.60%
AIA Group Ltd. (Hong Kong)†(e)	3.20%		9/16/2040		42,391,000	30,331,212
AIA Group Ltd. (Hong Kong)†(e)	3.375%		4/7/2030		27,634,000	24,343,817
Arch Capital Finance LLC	4.011%		12/15/2026		23,425,000	22,371,176
Assurant, Inc.	2.65%		1/15/2032		25,000,000	18,549,329
Assurant, Inc.	3.70%		2/22/2030		17,457,000	14,821,989
AXIS Specialty Finance plc (United Kingdom)(e)	5.15%		4/1/2045		21,094,000	18,091,434
Brown & Brown, Inc.	2.375%		3/15/2031		44,571,000	34,012,488
Fidelity National Financial, Inc.	4.50%		8/15/2028		20,928,000	19,888,828
Global Atlantic Fin Co.†	4.70% (5 Yr. Treasury CMT + 3.80%	)#	10/15/2051		17,868,000	13,638,337
Northwestern Mutual Life Insurance Co. (The)†	3.85%		9/30/2047		28,610,000	21,960,512
PartnerRe Finance B LLC	3.70%		7/2/2029		36,274,000	32,801,594
Selective Insurance Group, Inc.	5.375%		3/1/2049		19,241,000	16,572,576
Teachers Insurance & Annuity Association of America†	4.27%		5/15/2047		17,804,000	14,642,848
Teachers Insurance & Annuity Association of America†	4.90%		9/15/2044		26,311,000	24,181,833
Transatlantic Holdings, Inc.	8.00%		11/30/2039		17,809,000	22,181,380
W R Berkley Corp.	3.15%		9/30/2061		18,161,000	11,134,755
Total						339,524,108

Internet 2.49%
Alibaba Group Holding Ltd. (China)(e)	2.125%		2/9/2031		67,800,000	54,143,156
Amazon.com, Inc.	3.15%		8/22/2027		123,837,000	116,572,071
Amazon.com, Inc.	4.25%		8/22/2057		20,632,000	17,845,710
Amazon.com, Inc.	4.80%		12/5/2034		18,691,000	18,715,527
Gen Digital, Inc.†	6.75%		9/30/2027		22,643,000	22,219,576
Go Daddy Operating Co. LLC/GD Finance Co., Inc.†	5.25%		12/1/2027		24,475,000	23,206,707
Meta Platforms, Inc.	4.45%		8/15/2052		45,345,000	36,268,825
Netflix, Inc.(b)	3.625%		5/15/2027	EUR	51,139,000	52,798,276
Netflix, Inc.	4.875%		4/15/2028		$74,714,000	72,310,927
Tencent Holdings Ltd. (China)†(e)	3.595%		1/19/2028		58,991,000	54,169,573
Tencent Holdings Ltd. (China)†(e)	3.925%		1/19/2038		43,424,000	34,677,436
VeriSign, Inc.	2.70%		6/15/2031		30,287,000	24,742,060
Total						527,669,844

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Investment Companies 0.09%
Temasek Financial I Ltd. (Singapore)†(e)	2.50%	10/6/2070	$32,855,000	$19,306,504

Iron-Steel 0.65%
ArcelorMittal SA (Luxembourg)(e)	6.55%	11/29/2027	22,520,000	22,664,569
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(e)	8.75%	7/15/2026	12,660,000	12,023,712
Mineral Resources Ltd. (Australia)†(e)	8.50%	5/1/2030	36,356,000	36,901,158
Steel Dynamics, Inc.	3.45%	4/15/2030	24,765,000	21,832,391
United States Steel Corp.	6.875%	3/1/2029	21,689,000	21,081,630
Vale Overseas Ltd. (Brazil)(e)	3.75%	7/8/2030	27,265,000	23,916,493
Total				138,419,953

Leisure Time 0.19%
Life Time, Inc.†	5.75%	1/15/2026	17,633,000	16,429,548
NCL Corp. Ltd.†	5.875%	2/15/2027	27,215,000	23,607,788
Total				40,037,336

Lodging 1.78%
Boyd Gaming Corp.	4.75%	12/1/2027	23,116,000	21,563,529
Genting New York LLC/GENNY Capital, Inc.†	3.30%	2/15/2026	27,980,000	24,480,309
Hilton Domestic Operating Co., Inc.†	3.75%	5/1/2029	25,501,000	22,092,536
Hilton Domestic Operating Co., Inc.	4.875%	1/15/2030	72,092,000	65,451,606
Las Vegas Sands Corp.	3.50%	8/18/2026	36,161,000	32,691,325
Marriott International, Inc.	3.50%	10/15/2032	27,083,000	22,604,480
Sands China Ltd. (Macau)(e)	3.35%	3/8/2029	40,975,000	33,530,338
Sands China Ltd. (Macau)(e)	4.875%	6/18/2030	28,280,000	24,890,359
Sands China Ltd. (Macau)(e)	5.90%	8/8/2028	25,403,000	23,819,453
Travel + Leisure Co.	6.00%	4/1/2027	24,188,000	22,998,195
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%	5/15/2027	48,247,000	43,617,742
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.50%	3/1/2025	41,800,000	39,768,769
Total				377,508,641

Machinery-Diversified 0.25%
nVent Finance Sarl (Luxembourg)(e)	2.75%	11/15/2031	16,340,000	12,613,343
TK Elevator US Newco, Inc.†	5.25%	7/15/2027	23,778,000	21,152,909
Westinghouse Air Brake Technologies Corp.	3.45%	11/15/2026	21,155,000	19,680,337
Total				53,446,589

Media 2.14%
Cable One, Inc.†	4.00%	11/15/2030	38,617,000	30,350,674
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.00%	2/1/2028	34,968,000	31,827,699

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.375%		6/1/2029	$37,692,000	$34,168,740
CCO Holdings LLC/CCO Holdings Capital Corp.†	6.375%		9/1/2029	29,933,000	28,186,859
CSC Holdings LLC†	4.125%		12/1/2030	54,525,000	38,605,608
DISH Network Corp.†	11.75%		11/15/2027	46,400,000	47,845,360
FactSet Research Systems, Inc.	3.45%		3/1/2032	42,113,000	35,419,597
LCPR Senior Secured Financing DAC (Ireland)†(e)	6.75%		10/15/2027	22,575,000	21,159,999
News Corp.†	3.875%		5/15/2029	29,380,000	25,526,372
Nexstar Media, Inc.†	4.75%		11/1/2028	25,397,000	22,006,755
Nexstar Media, Inc.†	5.625%		7/15/2027	23,661,000	21,753,628
Univision Communications, Inc.†	4.50%		5/1/2029	40,941,000	34,314,085
UPC Broadband Finco BV (Netherlands)†(e)	4.875%		7/15/2031	54,021,000	45,043,250
VZ Secured Financing BV (Netherlands)†(e)	5.00%		1/15/2032	47,758,000	38,895,615
Total					455,104,241

Metal Fabricate-Hardware 0.12%
Roller Bearing Co. of America, Inc.†	4.375%		10/15/2029	29,284,000	25,358,480

Mining 1.39%
Anglo American Capital plc (United Kingdom)†(e)	5.625%		4/1/2030	22,340,000	22,232,220
FMG Resources August 2006 Pty Ltd. (Australia)†(e)	4.375%		4/1/2031	77,126,000	64,292,888
FMG Resources August Pty. Ltd. (Australia)†(e)	6.125%		4/15/2032	28,318,000	26,450,286
Fresnillo PLC (Mexico)(e)	4.25%		10/2/2050	5,400,000	4,260,840
Glencore Funding LLC†	2.50%		9/1/2030	45,310,000	36,881,346
Hecla Mining Co.	7.25%		2/15/2028	25,587,000	25,233,410
Kaiser Aluminum Corp.†	4.50%		6/1/2031	29,542,000	23,782,787
Mirabela Nickel Ltd.	1.00%		9/10/2044	185,297	19	(f)
Newmont Corp.	2.25%		10/1/2030	31,484,000	25,377,735
Novelis Corp.†	4.75%		1/30/2030	36,618,000	32,546,811
Teck Resources Ltd. (Canada)(e)	3.90%		7/15/2030	38,125,000	34,185,125
Total					295,243,467

Miscellaneous Manufacturing 0.22%
Eaton Corp.	4.15%		3/15/2033	27,101,000	25,279,301
Hillenbrand, Inc.	3.75%		3/1/2031	27,271,000	22,397,672
Total					47,676,973

Multi-National 0.36%
Asian Development Bank (Philippines)(e)	4.597% (SOFR Index + 1.00%	)#	4/6/2027	73,863,000	75,508,188

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Office/Business Equipment 0.11%
CDW LLC/CDW Finance Corp.	3.569%	12/1/2031	$27,258,000	$22,512,688

Oil & Gas 12.35%
Antero Resources Corp.†	5.375%	3/1/2030	98,721,000	91,658,500
Apache Corp.	4.25%	1/15/2030	53,546,000	47,478,263
Apache Corp.	4.75%	4/15/2043	34,110,000	25,796,540
Apache Corp.	5.10%	9/1/2040	66,791,000	55,501,150
California Resources Corp.†	7.125%	2/1/2026	42,110,000	40,519,084
Callon Petroleum Co.	6.375%	7/1/2026	39,782,000	37,141,502
Callon Petroleum Co.†	8.00%	8/1/2028	35,941,000	34,308,516
Cenovus Energy, Inc. (Canada)(e)	2.65%	1/15/2032	28,867,000	23,122,715
Cenovus Energy, Inc. (Canada)(e)	3.75%	2/15/2052	54,917,000	38,808,882
Cenovus Energy, Inc. (Canada)(e)	5.40%	6/15/2047	71,982,000	64,729,597
Chesapeake Energy Corp.†	6.75%	4/15/2029	54,208,000	52,850,090
CITGO Petroleum Corp.†	7.00%	6/15/2025	23,155,000	22,638,180
CNX Resources Corp.†	7.25%	3/14/2027	21,134,000	21,011,845
Comstock Resources, Inc.†	5.875%	1/15/2030	32,863,000	28,295,043
Comstock Resources, Inc.†	6.75%	3/1/2029	36,722,000	33,208,072
Continental Resources, Inc.	4.375%	1/15/2028	83,971,000	77,076,141
Continental Resources, Inc.†	5.75%	1/15/2031	34,812,000	32,473,515
Crescent Energy Finance LLC†	7.25%	5/1/2026	35,562,000	33,556,837
CrownRock LP/CrownRock Finance, Inc.†	5.00%	5/1/2029	36,330,000	32,836,717
Diamondback Energy, Inc.	3.50%	12/1/2029	51,408,000	45,213,919
Diamondback Energy, Inc.	4.25%	3/15/2052	54,531,000	40,140,041
Diamondback Energy, Inc.	4.40%	3/24/2051	41,161,000	31,542,678
Encino Acquisition Partners Holdings LLC†	8.50%	5/1/2028	34,031,000	31,148,064
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	57,117,000	54,783,771
Exxon Mobil Corp.	3.043%	3/1/2026	16,279,000	15,545,560
Geopark Ltd. (Colombia)†(e)	5.50%	1/17/2027	8,577,000	7,387,589
Helmerich & Payne, Inc.	2.90%	9/29/2031	51,170,000	41,660,339
Hess Corp.	5.60%	2/15/2041	32,658,000	31,013,732
Hess Corp.	5.80%	4/1/2047	13,590,000	13,042,721
Kosmos Energy Ltd.†	7.125%	4/4/2026	13,627,000	11,638,548
Kosmos Energy Ltd.†	7.75%	5/1/2027	43,684,000	36,534,913
Laredo Petroleum, Inc.†	7.75%	7/31/2029	49,641,000	44,745,599
Laredo Petroleum, Inc.	10.125%	1/15/2028	69,890,000	68,263,962
Matador Resources Co.	5.875%	9/15/2026	28,043,000	27,003,139
MC Brazil Downstream Trading Sarl (Luxembourg)†(e)	7.25%	6/30/2031	29,276,000	24,198,309
MEG Energy Corp. (Canada)†(e)	5.875%	2/1/2029	46,740,000	44,136,582

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
MEG Energy Corp. (Canada)†(e)	7.125%	2/1/2027	$64,367,000	$65,742,973
Murphy Oil Corp.	5.875%	12/1/2027	38,084,000	36,713,357
Murphy Oil Corp.	6.375%	7/15/2028	29,350,000	28,292,805
Nabors Industries, Inc.†	7.375%	5/15/2027	21,515,000	20,866,317
Occidental Petroleum Corp.	6.125%	1/1/2031	67,155,000	67,901,403
Occidental Petroleum Corp.	6.625%	9/1/2030	20,011,000	20,724,092
Occidental Petroleum Corp.	7.50%	5/1/2031	18,656,000	19,964,718
Occidental Petroleum Corp.	8.875%	7/15/2030	15,000,000	16,960,268
OGX Austria GmbH (Brazil)†(e)(g)	8.50%	6/1/2018	20,000,000	400
OQ SAOC (Oman)†(e)	5.125%	5/6/2028	36,296,000	34,506,208
Ovintiv, Inc.	6.50%	2/1/2038	35,742,000	35,551,870
Patterson-UTI Energy, Inc.	3.95%	2/1/2028	29,660,000	26,185,968
Patterson-UTI Energy, Inc.	5.15%	11/15/2029	30,064,000	27,008,570
PDC Energy, Inc.	5.75%	5/15/2026	56,834,000	54,344,671
Permian Resources Operating LLC†	5.375%	1/15/2026	20,455,000	18,652,192
Permian Resources Operating LLC†	6.875%	4/1/2027	66,617,000	62,946,275
Pioneer Natural Resources Co.	2.15%	1/15/2031	27,216,000	21,575,705
Precision Drilling Corp. (Canada)†(e)	6.875%	1/15/2029	25,394,000	23,674,998
QatarEnergy Trading LLC (Qatar)†(e)	3.30%	7/12/2051	105,008,000	77,789,926
Range Resources Corp.†	4.75%	2/15/2030	54,590,000	48,178,533
Range Resources Corp.	4.875%	5/15/2025	28,325,000	26,952,174
Range Resources Corp.	8.25%	1/15/2029	51,263,000	52,892,651
Rockcliff Energy II LLC†	5.50%	10/15/2029	23,849,000	21,851,050
Saudi Arabian Oil Co. (Saudi Arabia)(e)	2.875%	4/16/2024	31,700,000	30,769,225
Saudi Arabian Oil Co. (Saudi Arabia)†(e)	4.375%	4/16/2049	40,068,000	34,598,878
Shell International Finance BV (Netherlands)(e)	2.875%	5/10/2026	18,088,000	17,055,823
Shell International Finance BV (Netherlands)(e)	6.375%	12/15/2038	38,912,000	42,965,928
SM Energy Co.	6.625%	1/15/2027	83,481,000	80,542,469
SM Energy Co.	6.75%	9/15/2026	22,496,000	21,875,673
Southwestern Energy Co.	4.75%	2/1/2032	24,488,000	20,974,339
Southwestern Energy Co.	5.375%	2/1/2029	51,484,000	47,803,151
Southwestern Energy Co.	5.375%	3/15/2030	36,200,000	33,084,773
Southwestern Energy Co.	8.375%	9/15/2028	26,583,000	27,452,413
Suncor Energy, Inc. (Canada)(e)	4.00%	11/15/2047	56,345,000	42,968,287
Texaco Capital, Inc.	8.625%	11/15/2031	11,023,000	13,409,720
Viper Energy Partners LP†	5.375%	11/1/2027	37,953,000	36,102,050
Total				2,619,890,508

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Oil & Gas Services 0.59%
Oceaneering International, Inc.	4.65%		11/15/2024	$26,775,000	$25,612,669
Oceaneering International, Inc.	6.00%		2/1/2028	35,959,000	33,176,429
USA Compression Partners LP/USA Compression Finance Corp.	6.875%		9/1/2027	27,265,000	25,536,542
Weatherford International Ltd.†	8.625%		4/30/2030	41,822,000	40,236,663
Total					124,562,303

Packaging & Containers 0.50%
Ball Corp.	2.875%		8/15/2030	58,294,000	46,647,150
Ball Corp.	6.875%		3/15/2028	30,101,000	30,957,976
Crown Cork & Seal Co., Inc.	7.375%		12/15/2026	5,852,000	6,034,758
Sealed Air Corp.†	6.875%		7/15/2033	22,752,000	22,586,877
Total					106,226,761

Pharmaceuticals 1.03%
AbbVie, Inc.	3.20%		11/21/2029	26,942,000	24,348,869
AbbVie, Inc.	4.25%		11/21/2049	27,859,000	23,262,977
BellRing Brands, Inc.†	7.00%		3/15/2030	18,206,000	17,541,936
CVS Health Corp.	3.625%		4/1/2027	25,783,000	24,506,302
Hess Midstream Operations LP†	5.125%		6/15/2028	18,124,000	16,791,281
Organon & Co./Organon Foreign Debt Co-Issuer BV†	4.125%		4/30/2028	26,580,000	23,580,447
Owens & Minor, Inc.†	4.50%		3/31/2029	26,751,000	21,363,348
Pfizer, Inc.	2.625%		4/1/2030	26,408,000	23,259,879
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(e)	5.125%		5/9/2029	23,853,000	21,273,230
Zoetis, Inc.	2.00%		5/15/2030	26,673,000	21,706,214
Total					217,634,483

Pipelines 3.01%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(e)	4.60%		11/2/2047	28,472,000	26,271,114
AI Candelaria Spain SA (Spain)†(e)	5.75%		6/15/2033	31,027,000	23,645,056
AI Candelaria Spain SA (Spain)†(e)	7.50%		12/15/2028	21,332,592	20,240,257
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	30,821,000	26,276,174
Cheniere Energy Partners LP	3.25%		1/31/2032	42,841,000	34,103,867
Colonial Enterprises, Inc.†	3.25%		5/15/2030	27,253,000	23,658,176
CQP Holdco LP/BIP-V Chinook Holdco LLC†	5.50%		6/15/2031	67,727,000	59,286,867
DT Midstream, Inc.†	4.30%		4/15/2032	27,294,000	24,019,675
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(e)	3.25%		9/30/2040	52,294,000	40,664,025

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Pipelines (continued)
Magellan Midstream Partners LP	3.95%	3/1/2050	$46,288,000	$34,080,283
NGPL PipeCo LLC†	3.25%	7/15/2031	29,737,000	24,266,016
NGPL PipeCo LLC†	4.875%	8/15/2027	25,138,000	23,917,763
Northern Natural Gas Co.†	4.30%	1/15/2049	20,972,000	16,776,194
Oleoducto Central SA (Colombia)(e)	4.00%	7/14/2027	13,479,000	11,905,834
ONEOK, Inc.	4.45%	9/1/2049	27,299,000	20,401,112
Sabal Trail Transmission LLC†	4.246%	5/1/2028	20,166,000	18,725,030
Sabine Pass Liquefaction LLC	4.50%	5/15/2030	58,643,000	54,496,441
Venture Global Calcasieu Pass LLC†	3.875%	8/15/2029	26,626,000	23,344,479
Venture Global Calcasieu Pass LLC†	4.125%	8/15/2031	25,688,000	21,931,130
Western Midstream Operating LP	4.30%	2/1/2030	77,630,000	67,939,835
Williams Cos., Inc. (The)	4.65%	8/15/2032	46,566,000	43,485,797
Total				639,435,125

Real Estate 0.16%
Hunt Cos., Inc.†	5.25%	4/15/2029	39,505,000	33,255,799

REITS 1.49%
Crown Castle, Inc.	2.50%	7/15/2031	55,903,000	45,189,609
GLP Capital LP / GLP Financing II, Inc.	4.00%	1/15/2030	26,936,000	23,638,740
GLP Capital LP/GLP Financing II, Inc.	4.00%	1/15/2031	19,903,000	17,108,121
GLP Capital LP/GLP Financing II, Inc.	5.75%	6/1/2028	17,589,000	17,325,157
Goodman U.S. Finance Five LLC†	4.625%	5/4/2032	22,644,000	20,707,629
Goodman US Finance Four LLC†	4.50%	10/15/2037	11,638,000	9,789,706
Prologis LP	4.375%	2/1/2029	15,050,000	14,385,880
Rayonier LP	2.75%	5/17/2031	50,062,000	40,339,151
SBA Communications Corp.	3.875%	2/15/2027	50,849,000	46,029,201
VICI Properties LP/VICI Note Co., Inc.†	4.625%	6/15/2025	22,279,000	21,388,954
VICI Properties LP/VICI Note Co., Inc.†	4.625%	12/1/2029	65,654,000	59,855,439
Total				315,757,587

Retail 1.42%
Bath & Body Works, Inc.	5.25%	2/1/2028	16,298,000	15,160,889
Costco Wholesale Corp.	1.75%	4/20/2032	32,489,000	25,774,115
Dollar Tree, Inc.	3.375%	12/1/2051	50,074,000	33,837,922
Gap, Inc. (The)†	3.875%	10/1/2031	32,706,000	22,864,275
Genuine Parts Co.	2.75%	2/1/2032	29,003,000	23,353,927
Murphy Oil USA, Inc.†	3.75%	2/15/2031	41,310,000	34,073,292
Murphy Oil USA, Inc.	4.75%	9/15/2029	25,790,000	23,644,401
PetSmart, Inc./PetSmart Finance Corp.†	4.75%	2/15/2028	17,935,000	16,270,847

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Retail (continued)
SRS Distribution, Inc.†	4.625%	7/1/2028		$29,701,000	$26,366,770
Stonegate Pub Co. Financing 2019 plc(b)	8.00%	7/13/2025	GBP	19,055,000	20,623,466
Stonegate Pub Co. Financing 2019 plc(b)	8.25%	7/31/2025	GBP	34,850,000	38,254,722
Tiffany & Co.	4.90%	10/1/2044		$24,318,000	21,569,545
Total					301,794,171

Savings & Loans 0.00%
Washington Mutual Bank(g)	6.875%	6/15/2011		22,500,000	2,250	(f)

Semiconductors 1.07%
Entegris Escrow Corp.†	4.75%	4/15/2029		24,244,000	22,157,859
KLA Corp.	4.10%	3/15/2029		22,891,000	22,136,160
KLA Corp.	4.65%	7/15/2032		30,948,000	30,409,930
Lam Research Corp.	4.875%	3/15/2049		27,958,000	26,628,529
ON Semiconductor Corp.†	3.875%	9/1/2028		61,591,000	53,842,294
TSMC Arizona Corp.	3.25%	10/25/2051		99,734,000	72,146,769
Total					227,321,541

Shipbuilding 0.19%
Huntington Ingalls Industries, Inc.	4.20%	5/1/2030		45,059,000	41,001,911

Software 1.86%
Autodesk, Inc.	3.50%	6/15/2027		27,008,000	25,344,808
Electronic Arts, Inc.	2.95%	2/15/2051		31,731,000	20,613,302
Intuit, Inc.	1.65%	7/15/2030		36,086,000	29,034,900
Microsoft Corp.	3.30%	2/6/2027		18,019,000	17,392,038
MSCI, Inc.†	3.25%	8/15/2033		31,489,000	24,363,150
MSCI, Inc.†	3.875%	2/15/2031		66,798,000	55,656,094
MSCI, Inc.†	4.00%	11/15/2029		44,468,000	38,812,108
Oracle Corp.	3.60%	4/1/2050		13,581,000	9,200,449
Oracle Corp.	4.50%	7/8/2044		27,266,000	22,055,137
PTC, Inc.†	4.00%	2/15/2028		24,418,000	22,019,002
ROBLOX Corp.†	3.875%	5/1/2030		56,079,000	44,274,370
Roper Technologies, Inc.	1.75%	2/15/2031		30,818,000	23,813,904
ServiceNow, Inc.	1.40%	9/1/2030		33,835,000	25,960,531
Workday, Inc.	3.80%	4/1/2032		41,702,000	36,928,450
Total					395,468,243

Sovereign 0.27%
Export Finance & Insurance Corp. (Australia)†(e)	4.625%	10/26/2027		57,165,000	57,807,018

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Telecommunications 2.84%
Altice France SA (France)†(e)	5.125%		7/15/2029		$25,722,000	$19,330,808
Altice France SA (France)†(e)	5.50%		10/15/2029		27,598,000	21,093,565
Connect Finco SARL/Connect US Finco LLC (Luxembourg)†(e)	6.75%		10/1/2026		27,469,000	25,513,743
Frontier Communications Holdings LLC†	5.875%		10/15/2027		34,689,000	32,287,481
Hughes Satellite Systems Corp.	5.25%		8/1/2026		21,000,000	20,179,320
NTT Finance Corp. (Japan)†(e)	4.372%		7/27/2027		23,147,000	22,646,618
Sprint Capital Corp.	6.875%		11/15/2028		123,783,000	128,758,458
T-Mobile USA, Inc.	3.375%		4/15/2029		118,992,000	105,033,584
T-Mobile USA, Inc.	3.875%		4/15/2030		23,027,000	20,912,213
T-Mobile USA, Inc.	4.50%		4/15/2050		26,806,000	22,170,864
Verizon Communications, Inc.	4.016%		12/3/2029		58,939,000	55,188,309
Vmed O2 UK Financing I plc (United Kingdom)†(e)	4.25%		1/31/2031		79,831,000	64,804,411
Vmed O2 UK Financing I plc (United Kingdom)†(e)	4.75%		7/15/2031		50,478,000	41,104,488
Xiaomi Best Time International Ltd. (Hong Kong)†(e)	4.10%		7/14/2051		40,375,000	23,485,991
Total						602,509,853

Transportation 0.49%
Autoridad del Canal de Panama (Panama)†(e)	4.95%		7/29/2035		13,240,000	12,526,760
Central Japan Railway Co. (Japan)(e)	2.20%		10/2/2024		22,514,000	21,375,719
Central Japan Railway Co. (Japan)†(e)	4.25%		11/24/2045		20,240,000	17,287,515
FedEx Corp. 2020-1 Class AA Pass Through Trust	1.875%		8/20/2035		28,216,958	23,208,544
Union Pacific Corp.	3.00%		4/15/2027		31,560,000	29,430,190
Total						103,828,728
Total Corporate Bonds (cost $16,723,059,351)						15,043,182,369

FLOATING RATE LOANS(h) 1.37%

Aerospace/Defense 0.10%
Alloy Finco Limited 2020 USD Term Loan B2	10.915% (3 Mo. LIBOR + 6.50%	)	3/6/2024		8,102,769	7,500,166
Alloy Finco Limited USD Holdco PIK Term Loan PIK 13.50% (Jersey)(e)	0.50%		3/6/2025		16,072,003	13,982,642
Total						21,482,808

Beverages 0.10%
Sunshine Investments B.V. 2022 USD Term Loan (Netherlands)(e)	8.515% (3 Mo. Term SOFR + 4.25%	)	7/12/2029		22,425,846	21,753,071

Diversified Capital Goods 0.12%
CeramTec AcquiCo GmbH 2022 EUR Term Loan B(b)	5.704% (3 Mo. EURIBOR + 3.75%	)	3/16/2029	EUR	25,074,401	25,377,247

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Electric: Generation 0.30%
Astoria Energy LLC 2020 Term Loan B	7.89% (1 Mo. LIBOR + 3.50%	)	12/10/2027		$36,847,140	$36,447,902
EFS Cogen Holdings I LLC 2020 Term Loan B	8.23% - 8.24% (3 Mo. LIBOR + 3.50%	)	10/1/2027		25,072,122	24,172,158
Frontera Generation Holdings LLC 2021 2nd Lien Term Loan	6.23% (3 Mo. LIBOR + 1.50%	)	7/28/2028		1,716,482	429,120
Frontera Generation Holdings LLC 2021 Term Loan	17.73% (3 Mo. LIBOR + 13.00%	)	7/28/2026		1,773,053	1,773,053
Total						62,822,233

Electric: Integrated 0.18%
Generation Bridge Acquisition, LLC Term Loan B	9.73% (3 Mo. LIBOR + 5.00%	)	12/1/2028		14,031,459	13,943,763
Generation Bridge Acquisition, LLC Term Loan C	9.73% (3 Mo. LIBOR + 5.00%	)	12/1/2028		304,453	302,550
Helix Gen Funding, LLC Term Loan B	8.134% (1 Mo. LIBOR + 3.75%	)	6/3/2024		24,959,728	24,645,859
Total						38,892,172

Entertainment 0.07%
Vue International Bidco p.l.c. 2019 EUR Term Loan B(b)(g)	–	(i)	7/3/2026	EUR	18,451,184	11,307,482
Vue International Bidco p.l.c. 2022 EUR Term Loan(b)	9.766% (3 Mo. EURIBOR + 8.00%	)	6/30/2027	EUR	2,436,933	2,386,881
Total						13,694,363

Gas Distribution 0.16%
Freeport LNG Investments, LLLP Term Loan B	7.743% (3 Mo. LIBOR + 3.50%	)	12/21/2028		$36,285,820	34,587,462

Health Facilities 0.13%
Electron BidCo Inc. 2021 Term Loan	7.384% (1 Mo. LIBOR + 3.00%	)	11/1/2028		27,493,059	26,809,169

Metal Fabricate/Hardware 0.10%
Tank Holding Corp. 2022 Term Loan	12.25% (1 Mo. Term SOFR + 5.75%	)	3/31/2028		22,155,666	21,047,883

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Personal & Household Products 0.00%
FGI Operating Company, LLC Exit Term Loan	14.73% (3 Mo. LIBOR + 10.00%	)	5/16/2023		$808,205	$101,430
Revlon Consumer Products Corporation 2020 Additional Term Loan B2	8.144% (3 Mo. LIBOR + 3.50%	)	6/30/2025		198	98
Total						101,528

Software/Services 0.11%
Peraton Corp. Term Loan B	8.134% (1 Mo. LIBOR + 3.75%	)	2/1/2028		24,382,748	23,854,496
Total Floating Rate Loans (cost $307,223,080)						290,422,432

FOREIGN GOVERNMENT OBLIGATIONS 2.33%

Australia 0.11%
Australia Government Bond(b)	4.25%		4/21/2026	AUD	33,642,000	23,404,095

Bermuda 0.21%
Bermuda Government International Bond†	2.375%		8/20/2030		$26,145,000	22,184,997
Bermuda Government International Bond†	3.375%		8/20/2050		29,737,000	21,183,454
Total						43,368,451

Canada 0.26%
Ontario Teachers’ Finance Trust(e)	0.875%		9/21/2026		26,518,000	23,111,847
Province of Ontario Canada(b)	1.55%		11/1/2029	CAD	49,902,000	31,657,180
Total						54,769,027

Costa Rica 0.25%
Costa Rica Government International Bond†(e)	7.158%		3/12/2045		$55,226,000	53,015,431

Dominican Republic 0.33%
Dominican Republic International Bond†(e)
	6.00%		2/22/2033		77,453,000	70,157,083

Ecuador 0.11%
Ecuador Government International Bond†(e)	5.50%		7/31/2030		35,957,093	23,284,680

Japan 0.25%
Japan Bank for International Cooperation(e)	3.875%		9/16/2025		54,052,000	52,892,373

Mongolia 0.01%
Development Bank of Mongolia LLC†(e)	7.25%		10/23/2023		3,216,000	2,887,003

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Peru 0.15%
Republic of Peru(e)	2.78%	12/1/2060	$54,426,000	$31,927,025

South Africa 0.24%
Republic of South Africa (South Africa)(e)
	4.30%	10/12/2028	57,713,000	51,653,135

Sri Lanka 0.07%
Sri Lanka Government International Bond†(e)(g)	5.875%	7/25/2022	45,243,000	14,936,425

Turkey 0.34%
Turkey Government International Bond(e)	5.125%	2/17/2028	83,654,000	72,693,653
Total Foreign Government Obligations (cost $540,044,598)				494,988,381

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 8.56%
Fannie Mae or Freddie Mac(k)	2.00%	TBA	94,417,000	76,929,875
Fannie Mae or Freddie Mac(k)	3.50%	TBA	19,495,000	17,713,454
Fannie Mae or Freddie Mac(k)	4.00%	TBA	68,931,000	64,671,534
Fannie Mae or Freddie Mac(k)	4.50%	TBA	79,396,000	76,424,112
Fannie Mae or Freddie Mac(k)	5.00%	TBA	42,676,000	42,875,948
Fannie Mae or Freddie Mac(k)	5.50%	TBA	71,260,000	71,436,495
Fannie Mae or Freddie Mac(k)	6.00%	TBA	63,063,000	63,991,709
Fannie Mae or Freddie Mac(k)	6.50%	TBA	87,762,000	89,848,165
Fannie Mae Pool	2.00%	6/1/2051	40,741,418	33,293,412
Fannie Mae Pool	2.50%	6/1/2051 - 12/1/2051	182,834,916	157,035,502
Fannie Mae Pool	3.00%	1/1/2051	14,112,782	12,640,958
Fannie Mae Pool	3.50%	9/1/2051 - 4/1/2052	55,103,517	50,791,283
Fannie Mae Pool	4.00%	5/1/2052	91,729,109	87,373,259
Fannie Mae Pool	5.00%	7/1/2052	64,079,828	64,329,319
Federal Home Loan Mortgage Corp.	2.00%	10/1/2051	32,257,352	26,330,160
Federal Home Loan Mortgage Corp.	2.50%	7/1/2051	9,923,973	8,493,811
Federal Home Loan Mortgage Corp.	3.50%	8/1/2045	40,570,913	37,829,565
Federal Home Loan Mortgage Corp.	5.00%	7/1/2052	46,695,638	46,781,724
Ginnie Mae(k)	3.00%	TBA	148,709,000	132,546,498
Ginnie Mae(k)	3.50%	TBA	65,450,000	60,143,819
Ginnie Mae(k)	4.00%	TBA	118,032,000	111,706,658
Ginnie Mae(k)	4.50%	TBA	155,791,000	151,185,250
Ginnie Mae(k)	5.00%	TBA	87,774,000	86,977,115
Ginnie Mae(k)	5.50%	TBA	69,648,000	70,008,314
Ginnie Mae(k)	6.00%	TBA	172,961,000	175,411,878
Total Government Sponsored Enterprises Pass-Throughs (cost $1,845,763,917)				1,816,769,817

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
MUNICIPAL BONDS 2.83%

Education 0.47%
California State University CA	3.899%	11/1/2047	$33,030,000	$28,106,317
Ohio University OH	5.59%	12/1/2114	11,104,000	9,951,973
Permanent University Fund - Texas A&M University System TX	3.66%	7/1/2047	36,015,000	29,617,223
Regents of the University of California Medical Center Pooled Revenue CA	4.132%	5/15/2032	18,200,000	16,980,253
Regents of the University of California Medical Center Pooled Revenue CA	6.548%	5/15/2048	12,463,000	14,198,936
Total				98,854,702

General Obligation 0.32%
Commonwealth of Pennsylvania PA GO	5.45%	2/15/2030	12,190,000	12,461,704
District of Columbia DC	5.591%	12/1/2034	14,130,000	14,697,958
Los Angeles Unified School District CA GO	5.75%	7/1/2034	12,497,000	13,073,902
State of California CA GO	7.55%	4/1/2039	15,015,000	18,831,248
University of North Carolina at Chapel Hill NC	3.847%	12/1/2034	9,595,000	8,586,147
Total				67,650,959

Government 0.82%
Foothill-Eastern Transportation Corridor Agency CA	4.094%	1/15/2049	27,039,000	20,503,844
Louisiana Local Government Environmental Facilities & Community Development Authority LA	3.615%	2/1/2029	27,279,000	26,453,385
Louisiana Local Government Environmental Facilities & Community Development Authority LA	4.145%	2/1/2033	40,921,000	38,797,417
New Jersey Transportation Trust Fund Authority NJ	4.131%	6/15/2042	18,845,000	15,190,551
Regents of the University of California Medical Center Pooled Revenue CA	3.006%	5/15/2050	19,210,000	12,727,157
State of Illinois IL GO	5.10%	6/1/2033	62,845,000	60,382,224
Total				174,054,578

Lease Obligation 0.03%
State of Wisconsin WI	3.294%	5/1/2037	7,145,000	5,781,685

Miscellaneous 0.33%
Dallas Convention Center Hotel Development Corp. TX	7.088%	1/1/2042	17,795,000	19,408,832
New York City Industrial Development Agency NY†	11.00%	3/1/2029	16,963,000	19,821,476
Pasadena Public Financing Authority CA	7.148%	3/1/2043	26,795,000	31,508,854
Total				70,739,162

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Revenue - Utilities - Other 0.07%
City of San Antonio Electric & Gas Systems Revenue TX	5.718%		2/1/2041	$13,240,000	$14,000,363

Tax Revenue 0.34%
County of Miami-Dade FL	2.786%		10/1/2037	11,485,000	8,250,365
Dallas Area Rapid Transit TX	2.613%		12/1/2048	22,730,000	15,009,046
Massachusetts School Building Authority MA	5.715%		8/15/2039	20,055,000	20,579,996
Memphis-Shelby County Industrial Development Board Tax Allocation TN(g)	7.00%		7/1/2045	22,085,000	14,298,054	(d)
New York State Dormitory Authority NY	3.19%		2/15/2043	5,345,000	3,946,188
Regional Transportation District Sales Tax Revenue CO	2.387%		11/1/2037	16,005,000	11,292,021
Total					73,375,670

Taxable Revenue - Water & Sewer 0.04%
City & County Honolulu Wastewater System Revenue HI	1.623%		7/1/2031	6,635,000	5,095,766
City & County Honolulu Wastewater System Revenue HI	2.574%		7/1/2041	4,520,000	3,115,143
Total					8,210,909

Transportation 0.41%
Chicago Transit Authority Sales Tax Receipts Fund IL	6.20%		12/1/2040	12,385,000	13,346,081
County of Miami-Dade Aviation Revenue FL	3.982%		10/1/2041	13,915,000	11,456,751
County of Miami-Dade Aviation Revenue FL	4.28%		10/1/2041	18,040,000	15,967,285
Metropolitan Transportation Authority NY	5.175%		11/15/2049	18,010,000	15,604,609
Metropolitan Transportation Authority NY	6.668%		11/15/2039	9,045,000	9,368,036
Port of Seattle WA	3.571%		5/1/2032	10,040,000	8,877,310
Port of Seattle WA	3.755%		5/1/2036	13,905,000	11,973,337
Total					86,593,409
Total Municipal Bonds (cost $712,150,457)					599,261,437

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 4.14%
BBCMS Mortgage Trust 2019-BWAY A†	5.274% (1 Mo. LIBOR + .96%	)#	11/15/2034	25,000,000	23,207,068
Benchmark Mortgage Trust 2019-B12 WMA†	4.246%	#(l)	8/15/2052	35,544,000	30,667,691	(d)
BHMS 2018-ATLS A†	5.568% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	37,370,000	35,941,558
BX 2021-MFM1 B†	5.268% (1 Mo. LIBOR + .95%	)#	1/15/2034	7,100,000	6,808,532

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX 2021-MFM1 C†	5.518% (1 Mo. LIBOR + 1.20%	)#	1/15/2034	$4,250,000	$4,057,877
BX Commercial Mortgage Trust 2020-VIV4 A†	2.843%		3/9/2044	14,171,000	11,493,918
BX Commercial Mortgage Trust 2021-VOLT A†	5.018% (1 Mo. LIBOR + .70%	)#	9/15/2036	28,040,000	27,050,539
BX Trust 2022-PSB A†	6.787% (1 Mo. Term SOFR + 2.45%	)#	8/15/2039	13,820,110	13,810,190
CF Trust 2019-BOSS A1†	4.75% (1 Mo. LIBOR + 3.25%	)#	12/15/2024	18,200,000	16,788,747
Citigroup Commercial Mortgage Trust 2016-GC36 C	4.747%	#(l)	2/10/2049	8,580,000	6,988,996
COMM Mortgage Trust 2014-UBS5 AM	4.193%	#(l)	9/10/2047	17,906,000	17,131,933
Connecticut Avenue Securities Trust 2022-R01 1B2†	9.928% (1 Mo. SOFR + 6.00%	)#	12/25/2041	35,150,000	30,657,317
Connecticut Avenue Securities Trust 2022-R02 2M1†	5.128% (1 Mo. SOFR + 1.20%	)#	1/25/2042	18,945,342	18,537,993
Credit Suisse Mortgage Capital Certificates Trust 2022-MARK B†	7.78% (1 Mo. Term SOFR + 3.44%	)#	6/15/2039	10,000,000	9,902,736
CS Master Trust 2021-AHP A†	8.186% (1 Mo. LIBOR + 3.95%	)#	4/15/2025	34,200,000	34,066,381	(d)
CS Master Trust 2021-BLUF A†	8.414% (1 Mo. LIBOR + 4.18%	)#	4/15/2023	19,500,000	19,329,687
CSMC 2021-BPNY A†	8.032% (1 Mo. LIBOR + 3.71%	)#	8/15/2023	47,580,000	46,720,144
CSMC 2021-BRIT A†	7.91% (1 Mo. Term SOFR + 3.57%	)#	5/15/2023	86,900,000	81,323,001
DCP Rights LLC A	6.786%		1/15/2024	82,590,000	82,746,541
Freddie Mac Stacr Remic Trust 2020-DNA1 B1†	6.689% (1 Mo. LIBOR + 2.30%	)#	1/25/2050	10,800,000	10,204,069
Freddie Mac STACR Remic Trust 2020-DNA2 B1†	6.889% (1 Mo. LIBOR + 2.50%	)#	2/25/2050	12,610,000	11,806,603
Freddie Mac STACR REMIC Trust 2021-HQA3 M1†	4.778% (1 Mo. SOFR + 0.85%	)#	9/25/2041	14,761,731	14,105,956
Freddie Mac STACR REMIC Trust 2022-HQA3 M1A†	6.228% (1 Mo. SOFR + 2.30%	)#	8/25/2042	10,531,790	10,526,472

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac STACR REMIC Trust 2022-HQA3 M1B†	7.478% (1 Mo. SOFR + 3.55%	)#	8/25/2042	$27,950,000	$27,760,368
Freddie Mac STACR Trust 2019-DNA3 B1†	7.639% (1 Mo. LIBOR + 3.25%	)#	7/25/2049	5,432,000	5,440,147
GS Mortgage Securities Corp Trust 2022-ECI B†	7.28% (1 Mo. Term SOFR + 2.94%	)#	8/15/2039	23,820,000	23,540,622
GS Mortgage Securities Corp. II 2021-ARDN C†	6.368% (1 Mo. LIBOR + 2.05%	)#	11/15/2036	15,930,000	15,076,842
GS Mortgage Securities Corp. II 2021-ARDN D†	7.068% (1 Mo. LIBOR + 2.75%	)#	11/15/2036	27,860,000	26,298,830
GS Mortgage Securities Corp. Trust 2021-RENT E†	7.104% (1 Mo. LIBOR + 2.75%	)#	11/21/2035	11,448,383	10,464,944
GS Mortgage Securities Corp. Trust 2021-RENT F†	8.004% (1 Mo. LIBOR + 3.65%	)#	11/21/2035	8,412,835	7,652,708
GS Mortgage Securities Corp. Trust 2021-RENT G†	10.054% (1 Mo. LIBOR + 5.70%	)#	11/21/2035	593,847	534,902
GS Mortgage Securities Corp. Trust 2021-RSMZ MZ†	13.818% (1 Mo. LIBOR + 9.50%	)#	6/15/2026	70,375,000	67,496,986
Hilton Orlando Trust 2018-ORL A†	5.338% (1 Mo. LIBOR + .92%	)#	12/15/2034	9,443,000	9,221,052
HPLY Trust 2019-HIT A†	5.318% (1 Mo. LIBOR + 1.00%	)#	11/15/2036	16,125,276	15,735,778
J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-NLP B†	5.442% (1 Mo. Term SOFR + 1.11%	)#	4/15/2037	38,023,012	34,707,724
JPMorgan Chase Commercial Mortgage Securities Trust 2021-BOLT D†	11.018% (1 Mo. LIBOR + 6.70%	)#	8/15/2033	42,015,000	40,724,820
Life Mortgage Trust 2022-BMR2 A1†	5.631% (1 Mo. Term SOFR + 1.30%	)#	5/15/2039	29,420,000	28,736,100
Total Non-Agency Commercial Mortgage-Backed Securities (cost $917,127,125)					877,265,772

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2022

Investments	Dividend Rate		Shares	Fair Value
PREFERRED STOCKS 0.07%

Transportation Infrastructure
ACBL Holdings Corp.	Zero Coupon		150,711	$3,880,808
ACBL Holdings Corp.	Zero Coupon		205,069	10,355,985
Total Preferred Stocks (cost $8,894,500)				14,236,793

	Exercise Price	Expiration Date
RIGHTS 0.00%

Cosmetics/Personal Care
Revlon, Inc.* (cost $591,989)	Zero Coupon	9/7/2023	1,798,428	521,544	(f)
Total Long-Term Investments (cost $23,433,526,954)				21,484,381,568

			Principal Amount
SHORT-TERM INVESTMENTS 2.66%

REPURCHASE AGREEMENTS 2.55%
Repurchase Agreement dated 12/30/2022, 2.050% due 1/3/2023 with Fixed Income Clearing Corp. collateralized by $151,911,400 of U.S. Treasury Note at 2.750% due 7/13/2027; value: $144,036,921; proceeds: $141,244,756 (cost $141,212,591)			$141,212,591	141,212,591
Repurchase Agreement dated 12/30/2022, 4.300% due 1/3/2023 with TD Securities USA LLC collateralized by $146,101,000 of U.S. Treasury Note at 2.50% due 01/31/2025; value: $142,085,208; proceeds: $139,365,777 (cost $139,299,223)			139,299,223	139,299,223
Repurchase Agreement dated 12/30/2022, 4.250% due 1/3/2023 with Barclays Bank plc collateralized by $261,026,000 of U.S. Treasury Note at 4.00% due 11/15/2052; value: $265,913,712; proceeds: $260,822,826 (cost $260,699,718)			260,699,718	260,699,718
Total Repurchase Agreements (cost $541,211,532)				541,211,532

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Shares	Fair Value
Money Market Funds 0.10%
Fidelity Government Portfolio(m) (cost $19,966,973)	19,966,973	$19,966,973

Time Deposits 0.01%
CitiBank N.A.(m) (cost $2,218,553)	2,218,553	2,218,553
Total Short-Term Investments (cost $563,397,058)		563,397,058
Total Investments in Securities 103.92% (cost $23,996,924,012)		22,047,778,626
Other Assets and Liabilities – Net(n) (3.92)%		(831,095,832)
Net Assets 100.00%		$21,216,682,794

AUD	Australian Dollar.
CAD	Canadian Dollar.
EUR	Euro.
GBP	British Pound.
ADR	American Depositary Receipt.
CMT	Constant Maturity Rate.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2022, the total value of Rule 144A securities was $9,276,535,078, which represents 43.72% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2022.
*	Non-income producing security.
(a)	Securities purchased on a when-issued basis (See Note 2(m)).
(b)	Investment in non-U.S. dollar denominated securities.
(c)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(d)	Level 3 Investment as described in Note 2(q) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(e)	Foreign security traded in U.S. dollars.
(f)	Level 3 Investment as described in Note 2(q) in the Notes to Financials. Security fair valued by the Pricing Committee.
(g)	Defaulted (non-income producing security).
(h)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2022.
(i)	Interest Rate to be determined.
(j)	Level 3 Investment as described in Note 2(q) in the Notes to Financials. Floating Rate Loan fair valued by the Pricing Committee. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(k)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2022

(l)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(m)	Security was purchased with the cash collateral from loaned securities.
(o)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at December 31, 2022(1):

Referenced Indexes	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value	Unrealized Appreciation(3)
Markit CDX.EM.38(4)(5)	Bank of America	1.000%	12/20/2027	$226,587,000	$(14,224,022)	$(13,244,826)	$979,196

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $979,196. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets securities.

Centrally Cleared Consumer Price Index (“CPI”) Swaps at December 31, 2022:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/Unrealized Appreciation
Bank of America	2.544%	CPI Urban Consumer NSA	3/2/2052	$60,151,898	$727,377
Bank of America	2.544%	CPI Urban Consumer NSA	3/2/2052	29,848,102	219,156 (1)
Total Unrealized Appreciation on Centrally Cleared CPI Swaps					$946,533

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/Unrealized Depreciation
Bank of America	2.748%	CPI Urban Consumer NSA	4/20/2052	$128,000,000	$(6,018,280)
Bank of America	2.665%	CPI Urban Consumer NSA	5/12/2052	97,080,000	(2,866,946)
Total Unrealized Depreciation on Centrally Cleared CPI Swaps					$(8,885,226)

(1)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization. Includes upfront payment of $141,777.

42	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Credit Default Swaps on Index/Issuer - Buy Protection at December 31, 2022(1):

Referenced Issuer	Swap Counterparty	Fund Pays (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ Depreciation(3)	Credit Default Swap Agreements Receivable at Fair Value(4)
Credit Suisse Group AG	BNP Paribas S.A.	1.000%	12/20/2027	EUR 47,607,097	$2,510,626	$3,337,837	$5,848,463
Credit Suisse Group AG	BNP Paribas S.A.	1.000%	12/20/2027	19,042,839	1,044,077	1,295,308	2,339,385
Credit Suisse Group AG	J.P. Morgan	1.000%	12/20/2027	14,282,129	941,561	812,978	1,754,539
					$4,496,264	$5,446,123	$9,942,387

Credit Default Swaps on Index/Issuer - Sell Protection at December 31, 2022(1):

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX.NA.AA.7	Citibank	1.500%	1/17/2047	$9,490,000	$(110,697)	$(198,603)	$(309,300)
Markit CMBX.NA.AA.8	Citibank	1.500%	10/17/2057	18,980,000	92,418	(201,123)	(108,705)
					$(18,279)	$(399,726)	$(418,005)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes/Issuers amounted to $5,446,123. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $399,726.
(4)	Includes upfront payments paid (received).

See Notes to Financial Statements.	43

Schedule of Investments (continued)

December 31, 2022

Forward Foreign Currency Exchange Contracts at December 31, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Morgan Stanley	3/13/2023	10,135,000	$10,823,859	$10,899,459	$75,600
Japanese yen	Buy	Morgan Stanley	2/14/2023	450,000,000	3,424,955	3,446,992	22,037
British pound	Sell	Toronto Dominion Bank	3/8/2023	73,191,000	89,047,830	88,622,983	424,847
Swiss franc	Sell	Morgan Stanley	1/23/2023	5,240,000	5,691,422	5,678,533	12,889
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$535,373

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Buy	Bank of America	1/20/2023	14,713,000	$11,049,033	$10,867,214	$(181,819)
Canadian dollar	Buy	Toronto Dominion Bank	1/20/2023	11,153,000	8,332,207	8,237,752	(94,455)
Australian dollar	Sell	Morgan Stanley	2/27/2023	69,896,000	46,592,855	47,691,420	(1,098,565)
Canadian dollar	Sell	Toronto Dominion Bank	1/20/2023	72,500,000	52,679,765	53,549,448	(869,683)
Euro	Sell	State Street Bank and Trust	3/13/2023	155,100,000	164,779,171	166,798,818	(2,019,647)
Japanese yen	Sell	Toronto Dominion Bank	2/14/2023	8,376,000,000	60,352,039	64,160,014	(3,807,975)
Singapore dollar	Sell	State Street Bank and Trust	2/22/2023	15,526,000	11,309,057	11,600,832	(291,775)
Singapore dollar	Sell	State Street Bank and Trust	2/22/2023	9,196,000	6,660,971	6,871,136	(210,165)
Singapore dollar	Sell	State Street Bank and Trust	2/22/2023	5,022,000	3,646,428	3,752,375	(105,947)
Swiss franc	Sell	J.P. Morgan	1/23/2023	26,580,000	28,733,625	28,804,469	(70,844)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(8,750,875)

Futures Contracts at December 31, 2022:

Type		Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Treasury Note		March 2023	2,947	Short	$(331,441,133)	$(330,938,891)	$502,242
U.S. Treasury Bonds		March 2023	7,516	Short	(1,023,203,040)	(1,009,492,750)	13,710,290
U.S. Treasury Bonds		March 2023	13,939	Short	(1,766,512,655)	(1,747,166,531)	19,346,124
U.S. Treasury Notes		March 2023	9,865	Long	2,020,717,762	2,023,095,713	2,377,951
Total Unrealized Appreciation on Futures Contracts							$35,936,607

Type		Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Ultra Treasury Note		March 2023	6,478	Long	$789,517,330	$766,225,938	$(23,291,392)

44	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$1,227,133,317	$–	$1,227,133,317
Common Stocks
Auto Components	–	10,623,497	–	10,623,497
Beverages	22,000,304	23,477,026	–	45,477,330
Electric-Generation	–	1,890	–	1,890
Entertainment	33,294,731	24,442,158	–	57,736,889
Miscellaneous Financials	–	7,655,740	–	7,655,740
Personal Products	–	34,984,404	–	34,984,404
Pharmaceuticals	77,116,338	36,792,767	–	113,909,105
Specialty Retail	45,027,040	–	6,065,749	51,092,789
Textiles, Apparel & Luxury Goods	–	56,749,365	–	56,749,365
Transportation Infrastructure	21,214,664	1,773,432	–	22,988,096
Remaining Industries	719,380,601	–	–	719,380,601
Corporate Bonds
Banks	–	633,253,831	1	633,253,832
Diversified Financial Services	–	302,542,104	1,500	302,543,604
Mining	–	295,243,448	19	295,243,467
Savings & Loans	–	–	2,250	2,250
Remaining Industries	–	13,812,139,216	–	13,812,139,216
Floating Rate Loans
Personal & Household Products	–	98	101,430	101,528
Remaining Industries	–	290,320,904	–	290,320,904
Foreign Government Obligations	–	494,988,381	–	494,988,381
Government Sponsored Enterprises
Pass-Throughs	–	1,816,769,817	–	1,816,769,817
Municipal Bonds
Tax Revenue	–	59,077,616	14,298,054	73,375,670
Remaining Industries	–	525,885,767	–	525,885,767
Non-Agency Commercial Mortgage-Backed Securities	–	812,531,700	64,734,072	877,265,772
Preferred Stocks	–	14,236,793	–	14,236,793
Rights	–	–	521,544	521,544
Short-Term Investments
Repurchase Agreements	–	541,211,532	–	541,211,532
Money Market Funds	19,966,973	–	–	19,966,973
Time Deposits	–	2,218,553	–	2,218,553
Total	$938,000,651	$21,024,053,356	$85,724,619	$22,047,778,626

See Notes to Financial Statements.	45

Schedule of Investments (concluded)

December 31, 2022

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(13,244,826)	–	(13,244,826)
Centrally Cleared CPI Swap Contracts
Assets	$–	$1,088,310	$–	$1,088,310
Liabilities	–	(8,885,226)	–	(8,885,226)
Credit Default Swap Contracts
Assets	–	9,942,387	–	9,942,387
Liabilities	–	(418,005)	–	(418,005)
Forward Foreign Currency Exchange Contracts
Assets	–	535,373	–	535,373
Liabilities	–	(8,750,875)	–	(8,750,875)
Futures Contracts
Assets	35,936,607	–	–	35,936,607
Liabilities	(23,291,392)	–	–	(23,291,392)
Total	$12,645,215	$(19,732,862)	$–	$(7,087,647)

(1)	Refer to Note 2(q) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

46	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2022

ASSETS:
Investments in securities, at fair value including $21,108,287 of securities loaned (cost $23,996,924,012)	$22,047,778,626
Cash at brokers	12,860,000
Deposits with brokers for futures collateral	102,397,922
Deposits with brokers for forwards and swaps collateral	79,377,227
Receivables:
Investment securities sold	1,637,932,505
Interest and dividends	259,396,450
Capital shares sold	144,523,640
Variation margin for futures contracts	4,926,035
Variation margin receivable for centrally cleared swap agreements	1,956,626
Securities lending income receivable	1,482
Unrealized appreciation on forward foreign currency exchange contracts	535,373
Credit default swap agreements receivable, at fair value (including upfront payments of $4,496,264)	9,942,387
Prepaid expenses and other assets	335,499
Total assets	24,301,963,772
LIABILITIES:
Payables:
Investment securities purchased	2,862,190,444
Capital shares reacquired	71,907,894
Collateral due to broker for securities lending	22,185,526
To brokers for swap and TBA collateral	12,860,000
Management fee	7,780,287
To bank	2,676,730
Directors’ fees	2,251,675
12b-1 distribution plan	2,188,710
Fund administration	733,440
Credit default swap agreements payable, at fair value (including upfront payments of $18,279)	418,005
Unrealized depreciation on forward foreign currency exchange contracts	8,750,875
Foreign currency overdraft (cost $350,090)	1,082,432
Distributions payable	85,713,668
Accrued expenses and other liabilities	4,541,292
Total liabilities	3,085,280,978
NET ASSETS	$21,216,682,794
COMPOSITION OF NET ASSETS:
Paid-in capital	$24,977,012,128
Total distributable earnings (loss)	(3,760,329,334)
Net Assets	$21,216,682,794

See Notes to Financial Statements.	47

Statement of Assets and Liabilities (concluded)

December 31, 2022

Net assets by class:
Class A Shares	$5,029,503,057
Class C Shares	$833,154,244
Class F Shares	$2,261,927,445
Class F3 Shares	$4,616,783,296
Class I Shares	$7,788,311,108
Class P Shares	$8,699,410
Class R2 Shares	$3,889,871
Class R3 Shares	$200,095,695
Class R4 Shares	$64,878,770
Class R5 Shares	$24,622,007
Class R6 Shares	$384,817,891
Outstanding shares by class:
Class A Shares (1.8 billion shares of common stock authorized, $.001 par value)	720,671,026
Class C Shares (600 million shares of common stock authorized, $.001 par value)	119,065,825
Class F Shares (2.25 billion shares of common stock authorized, $.001 par value)	324,592,048
Class F3 Shares (3 billion shares of common stock authorized, $.001 par value)	664,667,100
Class I Shares (3.9 billion shares of common stock authorized, $.001 par value)	1,122,296,938
Class P Shares (160 million shares of common stock authorized, $.001 par value)	1,218,376
Class R2 Shares (478 million shares of common stock authorized, $.001 par value)	557,318
Class R3 Shares (478 million shares of common stock authorized, $.001 par value)	28,718,385
Class R4 Shares (478 million shares of common stock authorized, $.001 par value)	9,293,237
Class R5 Shares (478 million shares of common stock authorized, $.001 par value)	3,543,277
Class R6 Shares (478 million shares of common stock authorized, $.001 par value)	55,405,850
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$6.98
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$7.14
Class C Shares-Net asset value	$7.00
Class F Shares-Net asset value	$6.97
Class F3 Shares-Net asset value	$6.95
Class I Shares-Net asset value	$6.94
Class P Shares-Net asset value	$7.14
Class R2 Shares-Net asset value	$6.98
Class R3 Shares-Net asset value	$6.97
Class R4 Shares-Net asset value	$6.98
Class R5 Shares-Net asset value	$6.95
Class R6 Shares-Net asset value	$6.95

48	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $355,067)	$18,442,876
Securities lending net income	74,568
Interest and other	1,149,204,475
Interest earned from Interfund Lending (See Note 11)	4,319
Total investment income	1,167,726,238
Expenses:
Management fee	100,924,220
12b-1 distribution plan–Class A	11,379,228
12b-1 distribution plan–Class C	8,534,817
12b-1 distribution plan–Class F	5,470,760
12b-1 distribution plan–Class P	44,815
12b-1 distribution plan–Class R2	24,259
12b-1 distribution plan–Class R3	1,116,167
12b-1 distribution plan–Class R4	170,889
Shareholder servicing	16,999,542
Fund administration	9,567,422
Reports to shareholders	2,638,430
Registration	1,763,622
Custody	442,883
Directors’ fees	433,912
Professional	392,992
Interest paid from Interfund Lending (See Note 11)	9,515
Other	524,734
Gross expenses	160,438,207
Expense reductions (See Note 9)	(224,328)
Fees waived and expenses reimbursed (See Note 3)	(442,883)
Net expenses	159,770,996
Net investment income	1,007,955,242
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(2,316,951,166)
Net realized gain (loss) on futures contracts	612,967,674
Net realized gain (loss) on forward foreign currency exchange contracts	36,297,545
Net realized gain (loss) on swap contracts	(19,992,965)
Net realized gain (loss) on foreign currency related transactions	411,011
Net change in unrealized appreciation/depreciation on investments	(2,841,676,362)
Net change in unrealized appreciation/depreciation on futures contracts	24,837,380
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(4,968,187)
Net change in unrealized appreciation/depreciation on swap contracts	(3,177,937)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(1,026,008)
Net change in unrealized appreciation/depreciation on unfunded commitments	13,993
Net realized and unrealized gain (loss)	(4,513,265,022)
Net Decrease in Net Assets Resulting From Operations	$(3,505,309,780)

See Notes to Financial Statements.	49

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income	$1,007,955,242	$803,686,538
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swap contracts and foreign currency related transactions	(1,687,267,901)	789,888,819
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swap contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(2,825,997,121)	(853,724,866)
Net increase (decrease) in net assets resulting from operations	(3,505,309,780)	739,850,491
Distributions to shareholders:
Class A	(258,137,835)	(236,202,061)
Class C	(39,217,051)	(37,879,702)
Class F	(238,224,930)	(377,911,492)
Class F3	(234,107,585)	(162,949,620)
Class I	(305,660,648)	(94,383,042)
Class P	(424,907)	(451,545)
Class R2	(167,781)	(153,692)
Class R3	(9,453,761)	(8,624,486)
Class R4	(3,078,235)	(2,591,688)
Class R5	(1,244,588)	(1,078,303)
Class R6	(18,910,165)	(13,996,676)
Total distributions to shareholders	(1,108,627,486)	(936,222,307)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	14,139,129,708	12,553,674,283
Reinvestment of distributions	1,007,856,191	838,741,127
Cost of shares reacquired	(17,823,838,815)	(4,989,703,717)
Net increase (decrease) in net assets resulting from capital share transactions	(2,676,852,916)	8,402,711,693
Net increase (decrease) in net assets	(7,290,790,182)	8,206,339,877
NET ASSETS:
Beginning of year	$28,507,472,976	$20,301,133,099
End of year	$21,216,682,794	$28,507,472,976

50	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions

Class A
12/31/2022	$8.37	$0.31	$(1.37)	$(1.06)	$(0.32)	$(0.01)	$(0.33)
12/31/2021	8.41	0.27	–	0.27	(0.28)	(0.03)	(0.31)
12/31/2020	8.13	0.29	0.30	0.59	(0.31)	–	(0.31)
12/31/2019	7.47	0.31	0.68	0.99	(0.33)	–	(0.33)
12/31/2018	8.25	0.33	(0.63)	(0.30)	(0.36)	(0.12)	(0.48)

Class C
12/31/2022	8.39	0.26	(1.36)	(1.10)	(0.28)	(0.01)	(0.29)
12/31/2021	8.43	0.22	–	0.22	(0.23)	(0.03)	(0.26)
12/31/2020	8.16	0.24	0.29	0.53	(0.26)	–	(0.26)
12/31/2019	7.49	0.26	0.69	0.95	(0.28)	–	(0.28)
12/31/2018	8.27	0.28	(0.63)	(0.35)	(0.31)	(0.12)	(0.43)

Class F
12/31/2022	8.36	0.31	(1.36)	(1.05)	(0.33)	(0.01)	(0.34)
12/31/2021	8.40	0.28	–	0.28	(0.29)	(0.03)	(0.32)
12/31/2020	8.12	0.29	0.31	0.60	(0.32)	–	(0.32)
12/31/2019	7.46	0.32	0.67	0.99	(0.33)	–	(0.33)
12/31/2018	8.24	0.34	(0.64)	(0.30)	(0.36)	(0.12)	(0.48)

Class F3
12/31/2022	8.33	0.33	(1.36)	(1.03)	(0.34)	(0.01)	(0.35)
12/31/2021	8.37	0.29	–	0.29	(0.30)	(0.03)	(0.33)
12/31/2020	8.10	0.31	0.29	0.60	(0.33)	–	(0.33)
12/31/2019	7.43	0.33	0.69	1.02	(0.35)	–	(0.35)
12/31/2018	8.21	0.35	(0.63)	(0.28)	(0.38)	(0.12)	(0.50)

Class I
12/31/2022	8.32	0.32	(1.35)	(1.03)	(0.34)	(0.01)	(0.35)
12/31/2021	8.36	0.28	0.01 (c)	0.29	(0.30)	(0.03)	(0.33)
12/31/2020	8.09	0.30	0.29	0.59	(0.32)	–	(0.32)
12/31/2019	7.43	0.32	0.68	1.00	(0.34)	–	(0.34)
12/31/2018	8.21	0.34	(0.63)	(0.29)	(0.37)	(0.12)	(0.49)

Class P
12/31/2022	8.56	0.29	(1.39)	(1.10)	(0.31)	(0.01)	(0.32)
12/31/2021	8.60	0.26	–	0.26	(0.27)	(0.03)	(0.30)
12/31/2020	8.32	0.28	0.30	0.58	(0.30)	–	(0.30)
12/31/2019	7.64	0.30	0.69	0.99	(0.31)	–	(0.31)
12/31/2018	8.44	0.31	(0.64)	(0.33)	(0.35)	(0.12)	(0.47)

52	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$6.98	(12.68)	0.77	0.78	4.12	$5,029,503	181
8.37	3.26	0.76	0.76	3.19	6,750,572	81
8.41	7.60	0.78	0.78	3.65	5,877,018	109
8.13	13.37	0.79	0.79	3.90	5,246,570	217
7.47	(3.79)	0.79	0.79	4.11	4,252,132	147

7.00	(13.21)	1.42	1.42	3.47	833,154	181
8.39	2.60	1.40	1.40	2.55	1,269,001	81
8.43	6.77	1.42	1.42	3.02	1,197,178	109
8.16	12.77	1.42	1.42	3.28	1,328,321	217
7.49	(4.38)	1.43	1.43	3.46	1,296,749	147

6.97	(12.62)	0.67	0.67	4.04	2,261,927	181
8.36	3.48	0.66	0.66	3.28	11,596,041	81
8.40	7.57	0.68	0.68	3.73	7,838,614	109
8.12	13.64	0.69	0.69	3.97	5,743,483	217
7.46	(3.83)	0.69	0.69	4.20	3,827,057	147

6.95	(12.40)	0.50	0.50	4.41	4,616,783	181
8.33	3.53	0.49	0.49	3.44	5,134,497	81
8.37	7.77	0.50	0.50	3.91	2,989,747	109
8.10	13.86	0.52	0.52	4.14	2,290,420	217
7.43	(3.57)	0.52	0.52	4.37	1,533,935	147

6.94	(12.49)	0.58	0.58	4.44	7,788,311	181
8.32	3.46	0.56	0.56	3.38	2,962,943	81
8.36	7.69	0.58	0.58	3.84	1,782,404	109
8.09	13.80	0.59	0.59	4.07	1,401,118	217
7.43	(3.77)	0.59	0.59	4.30	927,024	147

7.14	(12.89)	1.02	1.03	3.86	8,699	181
8.56	3.01	1.01	1.01	2.95	12,453	81
8.60	7.25	1.03	1.03	3.42	14,104	109
8.32	13.16	1.04	1.04	3.67	16,727	217
7.64	(4.00)	0.95	0.95	3.94	17,453	147

See Notes to Financial Statements.	53

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions

Class R2
12/31/2022	$8.37	$0.28	$(1.37)	$(1.09)	$(0.29)	$(0.01)	$(0.30)
12/31/2021	8.41	0.24	–	0.24	(0.25)	(0.03)	(0.28)
12/31/2020	8.13	0.26	0.30	0.56	(0.28)	–	(0.28)
12/31/2019	7.47	0.28	0.67	0.95	(0.29)	–	(0.29)
12/31/2018	8.25	0.30	(0.64)	(0.34)	(0.32)	(0.12)	(0.44)

Class R3
12/31/2022	8.36	0.28	(1.36)	(1.08)	(0.30)	(0.01)	(0.31)
12/31/2021	8.39	0.25	0.01 (c)	0.26	(0.26)	(0.03)	(0.29)
12/31/2020	8.12	0.27	0.29	0.56	(0.29)	–	(0.29)
12/31/2019	7.46	0.29	0.67	0.96	(0.30)	–	(0.30)
12/31/2018	8.24	0.30	(0.63)	(0.33)	(0.33)	(0.12)	(0.45)

Class R4
12/31/2022	8.37	0.30	(1.36)	(1.06)	(0.32)	(0.01)	(0.33)
12/31/2021	8.41	0.27	–	0.27	(0.28)	(0.03)	(0.31)
12/31/2020	8.14	0.29	0.29	0.58	(0.31)	–	(0.31)
12/31/2019	7.47	0.30	0.69	0.99	(0.32)	–	(0.32)
12/31/2018	8.25	0.33	(0.64)	(0.31)	(0.35)	(0.12)	(0.47)

Class R5
12/31/2022	8.33	0.32	(1.35)	(1.03)	(0.34)	(0.01)	(0.35)
12/31/2021	8.37	0.29	–	0.29	(0.30)	(0.03)	(0.33)
12/31/2020	8.10	0.30	0.29	0.59	(0.32)	–	(0.32)
12/31/2019	7.43	0.33	0.68	1.01	(0.34)	–	(0.34)
12/31/2018	8.21	0.34	(0.63)	(0.29)	(0.37)	(0.12)	(0.49)

Class R6
12/31/2022	8.33	0.33	(1.36)	(1.03)	(0.34)	(0.01)	(0.35)
12/31/2021	8.37	0.29	–	0.29	(0.30)	(0.03)	(0.33)
12/31/2020	8.09	0.31	0.30	0.61	(0.33)	–	(0.33)
12/31/2019	7.43	0.33	0.68	1.01	(0.35)	–	(0.35)
12/31/2018	8.21	0.35	(0.63)	(0.28)	(0.38)	(0.12)	(0.50)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain(loss) in the Statement of Operations for the year ended December 31, 2021, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

54	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$6.98	(13.04)	1.18	1.18	3.73	$3,890	181
8.37	2.85	1.16	1.16	2.80	4,700	81
8.41	7.17	1.18	1.18	3.28	5,222	109
8.13	12.93	1.19	1.19	3.52	6,688	217
7.47	(4.17)	1.19	1.19	3.71	6,460	147

6.97	(12.97)	1.07	1.08	3.82	200,096	181
8.36	3.07	1.06	1.06	2.90	264,066	81
8.39	7.16	1.08	1.08	3.36	232,103	109
8.12	13.20	1.09	1.09	3.60	201,289	217
7.46	(4.21)	1.09	1.09	3.81	152,743	147

6.98	(12.73)	0.82	0.83	4.09	64,879	181
8.37	3.21	0.81	0.81	3.15	74,934	81
8.41	7.41	0.83	0.83	3.61	61,183	109
8.14	13.46	0.84	0.84	3.80	48,229	217
7.47	(3.83)	0.84	0.84	4.09	18,847	147

6.95	(12.47)	0.57	0.58	4.33	24,622	181
8.33	3.47	0.56	0.56	3.39	30,538	81
8.37	7.70	0.58	0.58	3.85	22,722	109
8.10	13.79	0.59	0.59	4.13	16,505	217
7.43	(3.63)	0.59	0.59	4.32	30,204	147

6.95	(12.52)	0.50	0.50	4.42	384,818	181
8.33	3.53	0.49	0.49	3.46	407,728	81
8.37	7.91	0.50	0.50	3.92	280,839	109
8.09	13.73	0.52	0.52	4.16	186,784	217
7.43	(3.56)	0.52	0.52	4.39	116,094	147

See Notes to Financial Statements.	55

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1970 and incorporated under Maryland law on January 23, 1976.

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has eleven active classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that

Notes to Financial Statements (continued)

occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2019 through December 31, 2022. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Notes to Financial Statements (continued)

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class specific shareholder expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees related to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

Notes to Financial Statements (continued)

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Inflation-Linked Derivatives-The Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Agreements (“CPI swaps”). A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal.The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the

Notes to Financial Statements (continued)

floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The swaps are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swap contracts in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap is recorded in realized gain (loss) and is included in Net realized gain (loss) on swap contracts in the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared CPI swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. For the centrally cleared CPI swaps, there was minimal counterparty risk to the Fund, since such CPI swaps entered into were traded through a central clearinghouse, which guarantees against default.

(k)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(l)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(m)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(n)	Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to

Notes to Financial Statements (continued)

resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

For the fiscal year ended December 31, 2022, the Fund did not have reverse repurchase agreements.

(o)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented, if any, on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes.

As of December 31, 2022, the Fund did not have unfunded loan commitments.

(p)	Total Return Swaps–The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

Notes to Financial Statements (continued)

(q)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $500 million	.50%
Next $9.5 billion	.45%
Over $10 billion	.40%

For the fiscal year ended December 31, 2022, the effective management fee was at an annualized rate of .42% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $442,883 of fund administration fees during the fiscal year ended December 31, 2022.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C(1)	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.15%	.25%	–	.25%	.25%	.25%	.25%
Distribution	.05%	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(1)	The Rule 12b-1 fee the Fund pays on Class C shares is a blended rate based on 1.00% of the Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of the Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of the Fund will bear Rule 12b-1 fees at the same rate.
(2)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2022:

Distributor Commissions	Dealers’ Concessions
$295,887	$1,847,041

Distributor received CDSCs of $235,268 and $165,573 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2022.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2022 and 2021 was as follows:

	Year Ended 12/31/2022	Year Ended 12/31/2021
Distributions paid from:
Ordinary income	$1,108,627,486	$936,222,307
Total distributions paid	$1,108,627,486	$936,222,307

As of December 31, 2022, the components of accumulated gains (losses) on a tax-basis were as follows:

Capital loss carryforwards*	$(1,702,662,204)
Temporary differences	(4,318,872)
Unrealized losses – net	(2,053,348,258)
Total accumulated losses – net	$(3,760,329,334)

*	The capital losses will carry forward indefinitely.

As of December 31, 2022, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$24,102,585,691
Gross unrealized gain	171,156,423
Gross unrealized loss	(2,223,446,875)
Net unrealized security loss	$(2,052,290,452)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions received, other financial instruments, amortization of premium and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2022 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$20,543,925,305	$23,341,819,451	$18,335,933,230	$27,046,607,034

*	Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2022, the Fund engaged in cross-trade purchases of $19,625,510 and sales of $258,802,120 which resulted in a net realized gain of $2,766,168.

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts during the fiscal year ended December 31, 2022 (as described in Note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

The Fund entered into U.S. Treasury futures contracts during the fiscal year ended December 31, 2022 (as described in Note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into CPI swaps during the fiscal year ended December 31, 2022 (as described in Note 2(j)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swaps involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on CPI swaps. For the centrally cleared CPI swaps, there is minimal counterparty credit risk to the Fund since these CPI swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared CPI swaps, the clearinghouse guarantees CPI swaps against default.

The Fund entered into credit default swaps during the fiscal year ended December 31, 2022 (as described in Note 2(i)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap contracts in the Statement of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Fund since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

Notes to Financial Statements (continued)

The Fund entered into total return swaps on indexes for the fiscal year ended December 31, 2022 (as described in Note 2(p)) to hedge credit risk. The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

As of December 31, 2022, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Inflation Linked Contracts
Centrally Cleared CPI Swap Contracts(1)	$–	$–	$–	$1,088,310
Credit Default Swap Contracts(2)	–	–	9,942,387	–
Forward Foreign Currency Exchange Contracts(3)	–	535,373	–	–
Futures Contracts(4)	35,936,607	–	–	–
Liability Derivatives
Centrally Cleared CPI Swap Contracts(1)	–	–	–	8,885,226
Centrally Cleared Credit Default Swap Contracts(1)	–	–	13,244,826	–
Credit Default Swap Contracts(2)	–	–	418,005	–
Forward Foreign Currency Exchange Contracts(5)	–	8,750,875	–	–
Futures Contracts(4)	23,291,392	–	–	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Credit default swap agreements receivable/payable, at fair value.
(3)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(4)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(5)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Notes to Financial Statements (continued)

Transactions in derivative investments for the fiscal year ended December 31, 2022 were as follows:

	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(1)	–	–	–	$(60,171,780)
Forward Foreign Currency Exchange Contracts(2)	–	–	$36,297,545	–
Futures Contracts(3)	–	$612,967,674	–	–
CPI/Interest Rate Swap Contracts(1)	–	$43,181,946	–	–
Total Return Swap Contracts(1)	$(3,003,131)	–	–	–
Net Change in Unrealized Appreciation/ Depreciation
CPI/Interest Rate Swaps(4)	–	$(7,938,693)	–	–
Credit Default Swaps(4)	–	–	–	$4,760,756
Forward Foreign Currency Exchange Contracts(5)	–	–	$(4,968,187)	–
Futures Contracts(6)	–	$24,837,380	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(7)	–	$821,994,461	–	–
Credit Default Swap Contracts(7)	–	–	–	$926,087,645
Total Return Swap Contracts(7)	$33,020,406	–	–	–
Forward Foreign Currency Exchange Contracts(7)	–	–	$574,354,979	–
Futures Contracts(8)	–	88,978	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2022.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statement of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statement of Operations location: Net realized gain (loss) on futures contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(6)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Amount represents notional amounts in U.S. dollars.
(8)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result

Notes to Financial Statements (continued)

in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$9,942,387	$–	$9,942,387
Forward Foreign Currency Exchange Contracts	535,373	–	535,373
Repurchase Agreements	541,211,532	–	541,211,532
Total	$551,689,292	$–	$551,689,292

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
BNP Paribas S.A.	$8,187,848	$–	$(8,160,000)	$–	$27,848
J.P. Morgan	1,754,539	(70,844)	(1,683,695)	–	–
Morgan Stanley	110,526	(110,526)	–	–	–
Toronto Dominion Bank	424,847	(424,847)	–	–	–
Fixed Income Clearing Corp.	141,212,591	–	–	(141,212,591)	–
TD Securities USA LLC	139,299,223	–	–	(139,299,223)	–
Barclays Bank plc	260,699,718	–	–	(260,699,718)	–
Total	$551,689,292	$(606,217)	$(9,843,695)	$(541,211,532)	$27,848

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$418,005	$–	$418,005
Forward Foreign Currency Exchange Contracts	8,750,875	–	8,750,875
Total	$9,168,880	$–	$9,168,880

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$181,819	$–	$(181,819)	$–	$–
Citibank	418,005	–	(313,170)	–	104,835
J.P. Morgan	70,844	(70,844)	–	–	–
Morgan Stanley	1,098,565	(110,526)	(890,000)	–	98,039
State Street Bank and Trust	2,627,534	–	(2,080,000)	–	547,534
Toronto Dominion Bank	4,772,113	(424,847)	(3,420,000)	–	927,266
Total	$9,168,880	$(606,217)	$(6,884,989)	$–	$1,677,674
(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2022.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2022.

Notes to Financial Statements (continued)

8.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 3, 2022, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 3, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

Notes to Financial Statements (continued)

The Fund utilized Bilateral Facility multiple dates from January 26, 2022 through November 16, 2022 with an average borrowing amount of $61,486,911. The average interest rate during the period was 3.36% and total interest paid amounted to $64,737. The Fund utilized the Syndicated Facility on February 1, 2022 with an average borrowing amount of $164,000,000. The average interest rate during the period was 1.33% and total interest paid amounted to $6,059.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2022 the Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Average Amount Loaned	Average Interest Rate	Interest Income*
$75,243,057	2.10%	$4,319

*	Statement of Operations location: Interest earned from Interfund Lending.

For the for the fiscal year ended December 31, 2022, the Fund participated as a borrower in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount borrowed, interest rate and interest expense were as follows:

Average Amount Borrowed	Average Interest Rate	Interest Expense*
$26,171,003	1.53%	$9,515

*	Statement of Operations location: Interest paid from Interfund Lending.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

Notes to Financial Statements (continued)

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2022, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of Securities Loaned	Collateral Received(1)
$21,108,287	$22,185,526

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Certain instruments in which the Fund may invest may rely in some fashion upon LIBOR. On March 5, 2021 the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR setting will no longer be published after June 30, 2023. Abandonment of or modification to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

Notes to Financial Statements (continued)

The mortgage-related and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities markets in general, the changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality, and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Notes to Financial Statements (continued)

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

Geopolitical and other events (e.g., war terrorism, natural disasters, epidemics or pandemics such as the COVID 19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation, and systemic economic weakness. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors and others can affect the Fund’s performance.

Notes to Financial Statements (continued)

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	100,922,739	$751,578,509	206,402,323	$1,748,549,646
Converted from Class C(a)	11,350,720	83,867,285	469,146	3,971,581
Reinvestment of distributions	32,561,070	238,963,556	25,670,930	216,975,284
Shares reacquired	(230,736,320)	(1,709,281,439)	(124,990,630)	(1,058,579,414)
Increase (decrease)	(85,901,791)	$(634,872,089)	107,551,769	$910,917,097

Class C Shares
Shares sold	14,547,706	$108,731,793	39,302,649	$333,880,452
Reinvestment of distributions	4,823,284	35,533,707	4,050,570	34,312,333
Shares reacquired	(40,211,201)	(297,989,989)	(33,680,789)	(285,954,342)
Converted to Class A(a)	(11,321,199)	(83,867,285)	(467,994)	(3,971,581)
Increase (decrease)	(32,161,410)	$(237,591,774)	9,204,436	$78,266,862

Class F Shares
Shares sold	248,809,736	$1,924,166,616	718,872,319	$6,079,659,681
Reinvestment of distributions	28,717,547	214,590,580	36,410,599	307,140,384
Shares reacquired	(1,340,625,715)	(10,139,949,853)	(301,307,439)	(2,545,419,316)
Increase (decrease)	(1,063,098,432)	$(8,001,192,657)	453,975,479	$3,841,380,749

Class F3 Shares
Shares sold	193,673,629	$1,451,330,618	290,585,175	$2,450,723,936
Reinvestment of distributions	32,093,814	234,056,963	19,397,721	163,140,582
Shares reacquired	(177,462,384)	(1,300,771,878)	(50,869,047)	(428,524,098)
Increase	48,305,059	$384,615,703	259,113,849	$2,185,340,420

Class I Shares
Shares sold	1,310,585,022	$9,719,443,588	193,011,609	$1,626,218,838
Reinvestment of distributions	35,427,500	255,189,794	11,126,567	93,484,913
Shares reacquired	(579,698,917)	(4,190,446,761)	(61,320,377)	(516,114,345)
Increase	766,313,605	$5,784,186,621	142,817,799	$1,203,589,406

Class P Shares
Shares sold	104,479	$774,156	145,209	$1,260,351
Reinvestment of distributions	56,172	422,125	51,930	448,944
Shares reacquired	(396,574)	(3,035,362)	(382,642)	(3,323,899)
Decrease	(235,923)	$(1,839,081)	(185,503)	$(1,614,604)

Class R2 Shares
Shares sold	135,663	$1,002,069	225,137	$1,909,831
Reinvestment of distributions	21,153	154,949	16,438	138,900
Shares reacquired	(160,999)	(1,210,149)	(301,118)	(2,550,909)
Decrease	(4,183)	$(53,131)	(59,543)	$(502,178)

Notes to Financial Statements (concluded)

	Year Ended December 31, 2022		Year Ended December 31, 2021
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	2,589,959	$19,586,616	7,245,529	$61,241,724
Reinvestment of distributions	1,289,838	9,448,649	1,021,610	8,618,480
Shares reacquired	(6,764,197)	(50,276,249)	(4,316,643)	(36,470,385)
Increase (decrease)	(2,884,400)	$(21,240,984)	3,950,496	$33,389,819

Class R4 Shares
Shares sold	3,112,186	$23,363,759	4,245,023	$35,996,735
Reinvestment of distributions	295,478	2,165,249	216,804	1,832,681
Shares reacquired	(3,064,900)	(22,849,391)	(2,786,214)	(23,603,740)
Increase	342,764	$2,679,617	1,675,613	$14,225,676

Class R5 Shares
Shares sold	582,194	$4,388,339	1,478,465	$12,473,875
Reinvestment of distributions	166,682	1,217,124	125,286	1,054,204
Shares reacquired	(870,052)	(6,574,520)	(653,471)	(5,512,519)
Increase (decrease)	(121,176)	$(969,057)	950,280	$8,015,560

Class R6 Shares
Shares sold	17,919,035	$134,763,645	23,931,077	$201,759,214
Reinvestment of distributions	2,211,435	16,113,495	1,378,285	11,594,422
Shares reacquired	(13,674,897)	(101,453,224)	(9,922,185)	(83,650,750)
Increase	6,455,573	$49,423,916	15,387,177	$129,702,886

(a)	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Bond-Debenture Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 24, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.
Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.
Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine – School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017

Principal Occupation: Chair of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.
Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.
Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.
Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).
Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.
Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).
Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For foreign shareholders, 87% of the net investment income distributions paid by the Fund during the period ended December 31, 2022 represents interest-related dividends.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2022, $40,924,829 represent short-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Bond-Debenture Fund, Inc.	LABD-2 (2/23)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2022 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.
The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.
In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2022 and 2021 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2022	2021
Audit Fees {a}	$77,000	$73,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	77,000	73,000

Tax Fees {b}	- 0 -	7,671
All Other Fees	- 0 -	- 0 -

Total Fees	$77,000	$80,671

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2021 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees {a}	$270,000	$220,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Investments.
The Schedule of Investments is included as part of the Reports to Shareholders under Item 1.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT BOND-DEBENTURE FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 24, 2023

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: February 24, 2023